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                                                                  Exhibit 10.21

                                  OFFICE LEASE

                                     BETWEEN

                        GREAT LAKES REIT, L.P., LANDLORD

                                       AND

                             EBIX.COM, INC., TENANT

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                                TABLE OF CONTENTS

ARTICLE 1 - BASIC TERMS..............................................................1
     1.01    BASIC TERMS.............................................................1
     1.02    EFFECT OF REFERENCE TO BASIC TERMS......................................3
ARTICLE 2 - QUIET ENJOYMENT..........................................................3
     2.01    QUIET ENJOYMENT.........................................................3
ARTICLE 3 - GRANT, DELIVERY AND TERM.................................................3
     3.01    GRANT OF PREMISES.......................................................3
     3.02    CONDITIONS OF GRANT.....................................................3
     3.03    DELIVERY AND ACCEPTANCE OF PREMISES.....................................3
     3.04    DELAY OF POSSESSION.....................................................4
     3.05    SUBSTITUTE PREMISES.....................................................4
ARTICLE 4 - SURRENDER AND HOLDING OVER...............................................5
     4.01    SURRENDER...............................................................5
     4.02    HOLDOVER................................................................5
ARTICLE 5 - SECURITY DEPOSIT.........................................................5
     5.01    SECURITY DEPOSIT........................................................5
ARTICLE 6 - RENT.....................................................................6
     6.01    BASE RENT...............................................................6
     6.02    ADDITIONAL RENT.........................................................7
     6.03    BASIC COSTS.............................................................7
     6.04    TAXES...................................................................7
     6.05    INSURANCE PREMIUMS......................................................8
     6.06    OPERATING EXPENSES......................................................8
     6.07    ESTIMATES OF EXPENSES DURING VACANCY AND SERVICES TO PART OF BUILDING...9
     6.08    ESTIMATES OF ADDITIONAL RENT............................................9
     6.09    REVIEW OF ADDITIONAL RENT..............................................10
     6.10    SERVICE CHARGE.........................................................10
ARTICLE 7 - UTILITY SERVICES........................................................11
     7.01    WATER SERVICE..........................................................11
     7.02    ELECTRICITY SERVICE....................................................11
     7.03    TELEPHONE SERVICE......................................................11
     7.04    DISPROPORTIONATE USE...................................................11
     7.05    ADDITIONAL HVAC........................................................12
     7.06    UTILITY PAYMENTS.......................................................12
     7.07    SERVICE INTERRUPTION...................................................12
     7.08    DISCONTINUANCE OF SERVICES.............................................12
ARTICLE 8 - USE, MAINTENANCE AND COMPLIANCE WITH LAWS...............................12
     8.01    GENERAL USE............................................................13
     8.02    MAINTENANCE AND REPAIR BY TENANT.......................................13
     8.03    COMPLIANCE WITH LAWS...................................................13
     8.04    SIGNS..................................................................13
     8.05    HAZARDOUS MATERIALS....................................................13
ARTICLE 9 - COMMON AREAS............................................................14

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
     9.01     DEFINITION............................................................14
     9.02     OUTSIDE STORAGE AND PARKING...........................................14
ARTICLE 10 - TENANT'S FIXTURES, ALTERATIONS, AND LIENS..............................15
    10.01     TENANT'S FIXTURES.....................................................15
    10.02     LEASEHOLD IMPROVEMENTS................................................15
    10.03     MECHANICS' LIENS......................................................15
ARTICLE 11 - SERVICE AND MAINTENANCE BY LANDLORD AND RESERVATIONS...................16
    11.01     SPECIFIC RESERVATIONS.................................................16
    11.02     BUILDING ALTERATIONS BY LANDLORD......................................16
    11.03     SERVICES PROVIDED BY LANDLORD.........................................17
    11.04     MAINTENANCE AND REPAIR BY LANDLORD....................................18
ARTICLE 12 - LANDLORD'S RIGHTS......................................................18
    12.01     RIGHTS RESERVED.......................................................18
ARTICLE 13 - LANDLORD'S INABILITY TO PERFORM........................................20
    13.01     LANDLORD'S INABILITY TO PERFORM.......................................20
    13.02     LIMIT OF LANDLORD'S LIABILITY.........................................20
ARTICLE 14 - INSURANCE / INDEMNIFICATION............................................20
    14.01     TENANT'S INSURANCE....................................................20
    14.02     LANDLORD'S APPROVAL...................................................21
    14.03     BUILDING INSURANCE COVERAGE...........................................21
    14.04     LANDLORD'S LIABILITY/PROPERTY DAMAGE OR LOSS..........................22
    14.05     INDEMNIFICATION OF LANDLORD/THIRD PARTY CLAIMS........................22
    14.06     WAIVER OF SUBROGATION.................................................23
ARTICLE 15 - DAMAGE OR DESTRUCTION..................................................23
    15.01     RECONSTRUCTION FOLLOWING DAMAGE.......................................23
    15.02     EXCESSIVE DAMAGE......................................................23
    15.03     DAMAGE OR DESTRUCTION AT END OF TERM..................................23
    15.04     RENT ABATEMENT........................................................24
ARTICLE 16 - ASSIGNMENT AND SUBLETTING..............................................24
    16.01     ASSIGNMENT AND SUBLETTING GENERALLY...................................24
    16.02     SALE OF INTEREST IN TENANT............................................26
    16.03     MERGERS AND CONSOLIDATIONS............................................27
ARTICLE 17 - ASSIGNMENT BY LANDLORD.................................................27
    17.01     ASSIGNMENT BY LANDLORD................................................27
ARTICLE 18 - MORTGAGE AND TRANSFER..................................................27
    18.01     RIGHT TO TRANSFER.....................................................27
    18.02     ESTOPPEL LETTER.......................................................29
    18.03     DELIVERY OF TRANSFER DOCUMENTS........................................29
ARTICLE 19 - EMINENT DOMAIN.........................................................29
    19.01     EMINENT DOMAIN........................................................29
ARTICLE 20 - DEFAULT AND REMEDIES...................................................30
    20.01     DEFAULT GENERALLY.....................................................30
    20.02     LANDLORD'S REMEDIES...................................................31
    20.03     DAMAGES...............................................................32
    20.04     NO REINSTATEMENT......................................................34

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
    20.05     WAIVER................................................................34
ARTICLE 21 - MISCELLANEOUS..........................................................34
    21.01     NO OPTION.............................................................34
    21.02     BROKERS...............................................................34
    21.03     ACCORD AND SATISFACTION...............................................34
    21.04     FINANCIAL STATEMENTS..................................................35
    21.05     NOTICE................................................................35
    21.06     EXHIBITS..............................................................35
    21.07     SURVIVAL..............................................................35
    21.08     TENANT'S AUTHORITY....................................................35
    21.09     PERSONS BOUND.........................................................35
    21.10     PARTIAL INVALIDITY....................................................35
    21.11     CAPTIONS..............................................................36
    21.12     APPLICABLE LAW........................................................36
    21.13     RIGHTS CUMULATIVE.....................................................36
    21.14     RECORDATION OF LEASE..................................................36
    21.15     ENTIRE AGREEMENT......................................................36
    21.16     WAIVER OF JURY........................................................36
ARTICLE 22 - OPTION TO RENEW........................................................36
ARTICLE 23 - TEMPORARY SPACE........................................................38

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                                  OFFICE LEASE

      THIS OFFICE LEASE is made as of the _______ day of __________________, 2001, by and between GREAT LAKES REIT, L.P., a Delaware limited partnership, hereinafter called "Landlord", and EBIX.COM, INC., a Delaware corporation, hereinafter called "Tenant", together hereinafter called the "Parties".

ARTICLE 1 - BASIC TERMS

1.01 BASIC TERMS. The provisions of this Article 1 are intended to be in outline form and are addressed in detail in other Articles of this Lease.

      A.  LANDLORD'S ADDRESS FOR NOTICES: Great Lakes REIT, L.P.
                                          823 Commerce Drive, Suite 300
                                          Oak Brook, Illinois 60523

          LANDLORD'S ADDRESS FOR          Great Lakes REIT, L.P.
          RENT PAYMENTS:                  Department 77-6085
                                          Chicago, Illinois 60678-6085

      B.  TENANT'S ADDRESS FOR NOTICES:   ebix.com, Inc.
                                          1900 E. Golf Road
                                          Suite 1200
                                          Schaumburg, Illinois 60173

      C.  BUILDING:                       The land and improvements commonly
                                          known as Centennial Center,
                                          1900 East Golf Road,  Schaumburg,
                                          Illinois 60173, together with any
                                          parking areas, walkways, landscaped
                                          areas and  other  improvements
                                          appurtenant thereto.

      D.  PREMISES:                       Those certain premises in the Building
                                          as shown on Exhibit A attached hereto
                                          and known as Suite 1050.

      E.  SCHEDULE OF BASE RENT:

                   -------------------------------------------------------------------------------------
                        PERIOD                         ANNUAL BASE RENT               MONTHLY BASE RENT
                   -------------------------------------------------------------------------------------
                    1/1/02-12/31/02                       $ 43,455.00                    $ 3,621.25
                   -------------------------------------------------------------------------------------
                    1/1/03-12/31/03                       $ 44,903.50                    $ 3,741.96
                   -------------------------------------------------------------------------------------
                    1/1/04-12/31/04                       $ 46,352.00                    $ 3,862.67
                   -------------------------------------------------------------------------------------
                    1/1/05-12/31/05                       $ 47,800.50                    $ 3,983.38
                   -------------------------------------------------------------------------------------
                    1/1/06-12/31/06                       $ 49,249.00                    $ 4,104.08
                   -------------------------------------------------------------------------------------

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      The foregoing schedule is based upon an assumed Commencement Date of
      January 1, 2002. If the actual Commencement Date is after January 1, 2002, the expiration date will be extended by the number of days after January 1, 2002 until the Commencement Date (except that if the expiration date would not be the last day of a calendar month the term shall extend until the last day of the calendar month). If the actual Commencement Date is before January 1, 2002, an appropriate adjustment shall be made for the period prior to January 1, 2002, based upon the per square foot per year rental rate for the Premises of $15.00.

      F.  RENTABLE AREA OF THE BUILDING:  264,769 Square Feet

      G.  RENTABLE AREA OF THE PREMISES:  2,897 Square Feet

      H.  TENANT'S PROPORTIONATE SHARE:   One and 09/100 percent (1.09%) (the
                                          percentage calculated by dividing the
                                          Rentable Area of the Premises by the
                                          Rentable Area of the Building).
                                          Tenant's Proportionate Share shall be
                                          modified from time to time in the
                                          event the final design of the Building
                                          is hereafter modified such that the
                                          Rentable Area of the Premises or the
                                          Rentable Area of the Building, or
                                          both, differs from the square footage
                                          set forth herein. In such event,
                                          Landlord shall recalculate Tenant's
                                          Proportionate Share based upon such
                                          modification or change for the
                                          remainder of the Term and shall notify
                                          Tenant of such recomputed Tenant's
                                          Proportionate Share.

      I.  TARGET COMMENCEMENT DATE:       January 1, 2002

      J.  LEASE TERM:                     The period of time commencing on the
                                          Commencement Date and expiring sixty
                                          (60) months after the Commencement
                                          Date (except that if the expiration
                                          date would not be the last day of a
                                          calendar month the term shall extend
                                          until the last day of the calendar
                                          month), unless sooner terminated or
                                          extended as may be herein provided.

      K.  SECURITY DEPOSIT:               $25,000.00

      L.  PERMITTED USES:                 General office purposes

      M.  BROKER(S):                      Julien J. Studley, Inc. and CB Richard
                                          Ellis

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      N.  EXHIBITS:           A.      Plan of Premises
                              B.      Rules and Regulations
                              C.      Construction Rider

1.02 EFFECT OF REFERENCE TO BASIC TERMS. Each reference in this Lease to any of the Basic Terms contained in Paragraph 1.01 shall be construed to incorporate into such reference the definition thereof as set forth in Paragraph 1.01.

ARTICLE 2 - QUIET ENJOYMENT

2.01 QUIET ENJOYMENT. Landlord covenants that Tenant, on paying the Rent herein provided and keeping, performing and observing each and every term, covenant, and condition herein required of Tenant, shall peaceably and quietly hold and enjoy the Premises without hindrance or molestation by Landlord for the Lease Term, subject to the terms of this Lease and any encumbrances, easements, rights, covenants, conditions and restrictions of record existing as of the date of this Lease or placed on the Building hereafter together with the non-exclusive right to use, in common with others, the Common Areas (as defined in Article 9).

ARTICLE 3 - GRANT, DELIVERY AND TERM

3.01 GRANT OF PREMISES. In consideration of the rents, terms, covenants, and conditions hereinafter provided to be paid, kept, performed and observed, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises.

3.02 CONDITIONS OF GRANT. Tenant shall have and hold the Premises for and during the Lease Term, subject to the payment of the Rent and to the full and timely performance by Tenant of all of the covenants and conditions hereinafter set forth.

3.03 DELIVERY AND ACCEPTANCE OF PREMISES. Landlord shall make a good faith effort to Substantially Complete the Premises ("Substantially Complete" having the meaning as defined in Exhibit C, Construction Rider) by the Target Commencement Date. However the actual commencement date shall be the "Commencement Date" defined in Exhibit C. Promptly following the Commencement Date, Landlord and Tenant shall execute and deliver to one another a confirmation of the Commencement Date. No promise of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building has been made by Landlord to Tenant, unless the same is contained herein or in the Construction Rider. Tenant's taking possession of the Premises or any part thereof shall be conclusive evidence against Tenant that the portion of the Premises taken possession of was then in good order and satisfactory condition.

3.04 DELAY OF POSSESSION. If Landlord fails to give possession of the Premises on the Target Commencement Date for any reason, Landlord shall not be subject to any liability whatsoever for

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such failure. Under such circumstances, neither the Lease Term nor Tenant's obligation to pay Rent shall commence until the Commencement Date. If such a delay is caused by a Tenant Delay (as defined in Exhibit C), then Tenant's obligation to pay Rent shall commence on the date that the Premises would have been Substantially Complete but for such Tenant Delay. No failure to give possession on the Target Commencement Date shall affect or impair the validity of this Lease or the obligations of Tenant, except as set forth above in this Paragraph 3.04. Tenant agrees to accept the suspension or abatement of Rent noted above in full settlement of all claims which Tenant might otherwise have due to such delay.

3.05 SUBSTITUTE PREMISES. At any time hereafter, Landlord may substitute for the Premises other premises (herein referred to as the "New Premises") provided:

      A. The New Premises shall be located on a floor not lower than the ninth floor in the Building and be similar to the Premises in area;

      B. Landlord shall pay the reasonable out-of-pocket expenses of Tenant for moving from the Premises to the New Premises, for improving the New Premises so that they are substantially similar to the Premises (including wiring and kitchen), and for the relocation of Tenant's office equipment including, but not limited to, telephone and computer systems; provided, however, instead of paying the expenses of moving Tenant's property, Landlord may elect to move Tenant's property under the reasonable direction of Tenant;

      C. Such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant as reasonably possible;

      D. Landlord shall give Tenant at least ninety (90) days notice before making such a substitution. The substitution date may be changed from time to time thereafter upon at least seven (7) days further notice by Landlord. On the actual date of relocation, Tenant shall vacate the Premises as if the term of the Lease expired on such date and comply with the requirements of this Lease imposed on Tenant upon the expiration of the Lease. If Landlord shall exercise its right hereunder, the New Premises shall thereafter be deemed for the purposes of the Lease to be the Premises; and

      E. Tenant shall not be entitled to any compensation for any inconvenience or interference with Tenant's business, nor to any abatement or reduction in Rent, nor shall Tenant's obligations under this Lease be otherwise affected as a result of the substitution. However, Base Rent and Additional Rent shall be adjusted on a per square foot basis to reflect the rentable square footage of the New Premises as compared to the Premises. Such adjustment shall be set forth in writing by Landlord and considered an amendment to this Lease. Tenant agrees to cooperate with Landlord so as to facilitate the prompt completion by Landlord of its obligations under this Paragraph 3.06. Without limiting the generality of the preceding sentence, Tenant agrees to promptly provide to Landlord such approvals, instructions, plans, specifications or other information as may be reasonably requested by Landlord.

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ARTICLE 4 - SURRENDER AND HOLDING OVER

4.01 SURRENDER. Upon the expiration of the term of the Lease or upon the termination of Tenant's right of possession, whether by lapse of time or at the option of Landlord as herein provided, Tenant shall promptly surrender the Premises to Landlord in good order, repair and broom clean condition, ordinary wear and casualty damage excepted. Prior thereto, Tenant shall remove its office furniture, trade fixtures, office equipment and all other items of personal property on the Premises not belonging to Landlord, including all cabling and wiring installed in the Premises and/or the Building by or for the benefit of Tenant. Tenant shall pay to Landlord upon demand the cost of repairing any damage to the Premises and the Building caused by such removal. If Tenant shall fail or refuse to remove any such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost by set-off, credit, allowance or otherwise, and Landlord may at its option, accept the title to such property, and, whether or not Landlord accepts such title, Landlord may at Tenant's expense: (i) remove the same or any part in any manner that Landlord shall choose, repairing any damage to the Premises caused by such removal; and
(ii) store or otherwise dispose of the same without incurring liability to Tenant or any other person. If Landlord incurs any storage or other costs by reason of Tenant's failure to remove any property which Tenant is obligated to remove under this paragraph, Tenant upon demand shall pay to Landlord the amount of costs so incurred.

4.02 HOLDOVER. If Tenant shall not immediately surrender the Premises or any part thereof on the termination of the term of the Lease or of Tenant's right of possession, whether by lapse of time or otherwise, as provided herein, Tenant shall be deemed a tenant only by the month at 150% of the Base Rent and Additional Rent in effect during the last month of the term of the Lease for each month or part thereof during which Tenant shall retain possession of the Premises or any part thereof thereafter. In addition, Tenant shall also pay all damages, consequential and direct, if any, incurred by Landlord on account of such holding over. Nevertheless, neither the provisions of this paragraph, the acceptance of any Rent, nor any other act in apparent affirmance of tenancy (other than a written waiver) shall be held as a waiver by Landlord of any right of re-entry or any other rights or remedies of Landlord provided herein or at law or equity.

ARTICLE 5 - SECURITY DEPOSIT

5.01 SECURITY DEPOSIT. Tenant herewith deposits with Landlord the Security Deposit as security for the prompt, full, and faithful performance by Tenant of every term, covenant and condition of this Lease.

      A. If Tenant fails to perform any of its obligations hereunder, Landlord may use, apply or retain the whole or any part of the Security Deposit as damages for Tenant's default under Article 20, or for the payment of
      (i) any Rent or other sums of money which Tenant may not have paid when due, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, or (iii) any sum which Landlord may expend or be required to expend by reason of Tenant's default, including, without limitation, any damage or

                                        5
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      deficiency in or from the reletting of the Premises as provided in Article
      20. The use, application or retention of the Security Deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law (it being intended that Landlord shall not first be required to proceed against or use the Security Deposit) and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Security Deposit is used, applied or retained by Landlord for the purposes set forth herein, Tenant agrees, within ten (10) days after the written demand therefor is made by Landlord, to deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its amount prior to such use or application.

      B. If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant, with interest at the rate of four percent (4%) per annum, after the last to occur of the expiration of the Term or upon any later date after which Tenant has properly vacated the Premises. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Security Deposit, or of the remaining balance thereof, Landlord may return the same to the original Tenant, regardless of one or more assignments of Tenant's interest in the Lease or the Security Deposit. In such event, upon the return of the Security Deposit or the remaining balance thereof to the original Tenant, Landlord shall be completely relieved of liability under this Article 5 or otherwise with respect to the Security Deposit.

      C. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Building and in this Lease, and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the Security Deposit to the transferee or mortgagee. Upon written acknowledgement of transferee's or mortgagee's receipt of such Security Deposit, Landlord shall thereby be released by Tenant from all liability or obligation for the return of such Security Deposit and Tenant shall look solely to such transferee or mortgagee for the return of such Security Deposit.

      D. The Security Deposit shall not be mortgaged, assigned, or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord.

ARTICLE 6 - RENT

6.01 BASE RENT. Tenant covenants to pay to Landlord, without notice, deduction, set-off or abatement of any kind, the Base Rent in lawful money of the United States in consecutive monthly installments in advance commencing on the Commencement Date and thereafter on or before the first day of each month during the term of the Lease. Base Rent, Additional Rent defined below, and all other amounts due from Tenant under this Lease shall collectively be referred to as "Rent". Rent shall be payable to Landlord at Landlord's address shown at Paragraph 1.01 or such other place as Landlord may designate from time to time in writing. Anything to the contrary contained in this Lease notwithstanding, if the Commencement Date is other than the first day of a calendar month, the Base Rent and Additional Rent for such month shall be prorated on a per diem basis and the prorated Rent for such month, as well as the first full calendar month's Rent, shall be paid on or

                                        6
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before the first day of the first full calendar month of the term of the Lease.
The obligation to pay Rent hereunder is independent of each and every other term, covenant, and condition contained in this Lease. It is the practice, but not the obligation, of Landlord to submit to Tenant a statement for Rent due under the terms of this Lease. However, if Landlord fails to deliver such statement or discontinues such practice for any reason, it shall not be deemed or construed to relieve Tenant of the obligation to pay Rent in the amounts, manner and time required hereunder.

6.02 ADDITIONAL RENT. In addition to paying the Base Rent specified in Paragraph 6.01 hereof, Tenant shall pay as "Additional Rent" the amounts determined as hereinafter set forth, without setoff, deduction, notice or offset of any kind. Additional Rent for each calendar year shall be that sum which is the product of Tenant's Proportionate Share multiplied by each component of Basic Costs (as defined below) incurred in each calendar year. Except as otherwise noted herein, Tenant shall pay Landlord the Additional Rent in the same manner, time and place as the Base Rent, on or before the first day of each calendar month during the term of the Lease. Tenant's obligation to pay Additional Rent accruing prior to expiration or termination of the term of the Lease shall survive the expiration or termination of the term of the Lease.

6.03 BASIC COSTS. "Basic Costs" shall mean Taxes and Operating Expenses, including adjustments provided for herein if any, determined in accordance with generally accepted accounting and management principles consistently applied unless otherwise noted herein.

6.04 TAXES. "Taxes" shall mean the following described taxes or assessments payable during a calendar year by or on behalf of Landlord, whether imposed, levied, or assessed pursuant to provisions now or at anytime hereafter in effect, and regardless of the period of time for or to which such Taxes apply:
(i) all federal, state, and local government taxes, assessments, and charges, general or special, ordinary or extraordinary, imposed, levied, or assessed with respect to the Building, exclusive of interest and penalties; (ii) ad valorem taxes assessed or imposed upon personal property owned by Landlord or its agents and used in the management, operation, maintenance or repair of the Building;
(iii) transit taxes; (iv) occupational taxes or excise taxes levied on rentals derived from the operation of the Building or the privilege of leasing property;
(v) all taxes, assessments, or charges of any kind imposed, levied, or assessed on account of Rent hereunder or of Landlord's interest under this Lease; (vi) any taxes which shall be levied to supplement, in addition to or in lieu of any item described in (i), (ii), (iii), (iv), or (v) above; and (vii) the expense of protesting, negotiating or contesting the amount or validity of any such taxes, charges or assessments, including, but not limited to, reasonable attorney's fees and court costs, whether or not any reduction or limitation is obtained. Taxes shall not include any federal, state, or local net income, franchise, capital stock, inheritance or estate taxes payable by Landlord, except to the extent such taxes are in lieu of or a substitute for any of the taxes, assessments and charges previously described herein. The amount of any refund of Taxes received by Landlord shall be credited against Taxes for the calendar year in which such refund is received. In determining the amount of Taxes for any calendar year, the amount of special assessments to be included shall be limited to the amount of the installments (plus any interest payable thereon) of such special assessment required to be paid during such calendar year as if Landlord had elected to have such special assessment paid over the maximum period of time permitted by law. If the Building is not assessed as fully improved for any calendar year or part thereof, Landlord may make an adjustment to the amount of Taxes for each such calendar year to reflect the amount of Taxes which would have been assessed if the Building had been assessed as fully improved, and the amount of any such adjustment shall be included in the amount of Taxes for such calendar year. If the Building is not fully leased and occupied by tenants during all or any portion of a calendar year, or if a portion of the Building becomes exempt from any Taxes, then Landlord may make an adjustment to the amount of Taxes for such calendar year to reflect the amount of Taxes which would have been assessed if the Building had been fully leased and occupied by tenants during such calendar year or if such exemption had not been applied, and the amount of any such adjustment shall be included in the amount of Taxes for such calendar year. Notwithstanding any provision in this Lease to the contrary, Taxes for any calendar year shall include that amount caused by the increase in the assessed valuation of the Building as a result of any and all improvements, additions or alteration done or made in and about the Building in the calendar year in question or in prior calendar years.

6.05 INSURANCE PREMIUMS. "Insurance Premiums" shall mean any premiums for Landlord's insurance coverage described in Article 14 or other insurance procured by Landlord relating to the Building, or the ownership, occupancy or operations thereof.

6.06 OPERATING EXPENSES. "Operating Expenses" shall mean and include all costs and expenses paid or incurred by or on behalf of Landlord in owning, managing, maintaining, operating and repairing the Building, all related improvements thereto and all machinery, equipment, landscaping, fixtures and other facilities, including personal property used in conjunction therewith, all as may now or hereafter exist in or on the Building. Operating Expenses shall include, but shall not in any way be limited to except as hereafter specifically provided, the following: (i) the cost of security and security devices and systems; snow and ice and trash removal, cleaning and sweeping; maintenance, repair and replacement of utility systems, elevators and escalators; electricity, water, sewers, fuel, power, heating, lighting, air-conditioning and ventilating, window cleaning, and janitorial or other service; (ii) the cost of painting, uniforms, management fees, supplies or materials, sundries and sales or use taxes on supplies, materials or services; (iii) the cost of planting and replacing decorations, flowers and landscaping; (iv) the cost of wages and salaries of all persons engaged in the operation, management, maintenance and repair of the Building, and so-called fringe benefits (including, but not limited to, social security taxes, unemployment insurance taxes, cost for providing coverage for disability benefits, cost of any pensions, hospitalization welfare or retirement plans, or any other similar or like expenses incurred under the provisions of any collective bargaining agreement, or any other cost or expense or expense reimbursement which Landlord pays or incurs to provide benefits for employees so engaged in the operation, management, maintenance and repair of the Building); (v) the charges of any independent contractor who, under contract with Landlord or its representatives, does any of the work of operating, managing, maintaining or repairing the Building; (vi) legal and accounting expenses (except for legal fees incurred in connection with the negotiation of leases or the collection of amounts due under leases); (vii) all costs, expenses, charges and assessments allocable to the Building under any reciprocal easement agreement, joint operating agreement, declaration, covenants, or other agreement or instrument to which the Building is subject; (viii) Insurance Premiums; and (ix) any other expense or charge, whether or not hereinbefore mentioned, which, in accordance with generally accepted accounting and management principles, would be considered as an expense of owning, managing, operating, maintaining or repairing the Building, except as specifically hereinafter provided.

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          Operating Expenses shall not include (a) costs or other items included within the meaning of the term "Taxes"; (b) costs of alterations of the premises of tenants of the Building; (c) costs of capital improvements to the Building except as noted below; (d) depreciation charges; (e) interest and principal payments on mortgages or trust deeds on the Building; (f) real estate leasing and brokerage commissions; and (g) any expenditure for which Landlord has been reimbursed (other than pursuant to rent escalation or tax and operating expense reimbursement provisions in leases), except as hereinafter provided. Notwithstanding anything contained herein to the contrary, Operating Expenses shall include the cost of any capital improvements to the Building or appurtenant land which are intended to reduce Operating Expenses, or which are required under any governmental laws, regulations or ordinances which were not applicable to the Building or appurtenant land at the time it was constructed, amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized cost of any such improvements (at the prevailing construction loan rate available to Landlord on the date the cost of such improvements was incurred).

6.07 ESTIMATES OF EXPENSES DURING VACANCY AND SERVICES TO PART OF BUILDING. If the Building is not fully occupied by tenants during all or a portion of any calendar year, Landlord may make appropriate adjustments for such year in the components of Basic Costs which vary depending upon the occupancy level of the Building, employing generally accepted accounting and management principles. Any such adjustments shall also be deemed expenses paid or incurred by Landlord and included in Basic Costs for such calendar year, as if the Building had been fully occupied and Landlord had actually paid or incurred such expenses, to the end that the actual amounts of such variable components of Basic Costs be fairly borne by tenants occupying the Building. At any time when a service is furnished to, or an item of Operating Expense is incurred with respect to only a portion of the tenants of the Building, the cost of such service or the amount of such item of Operating Expense may, if in Landlord's judgment it is appropriate to do so, be allocated entirely to such tenants, and as appropriate Tenant's Proportionate Share of such Operating Expenses shall be adjusted accordingly.

6.08  ESTIMATES OF ADDITIONAL RENT

      A. Landlord may give Tenant, from time to time, written notice of its estimate of Additional Rent due in a calendar year. Tenant shall pay to Landlord, commencing on the first day of the calendar month following the month in which Landlord notifies Tenant of the estimated Additional Rent, one-twelfth (1/12) of the Additional Rent due in any said calendar year as estimated by Landlord. If at any time during any calendar year it appears to Landlord that the Additional Rent due for any calendar year will vary from its estimate thereof by more than ten percent (10%), Landlord may, by written notice to Tenant, revise its estimate for such year. Subsequent Additional Rent deposits by Tenant for such year shall be based on the revised estimate. Tenant shall make monthly payments of Additional Rent based on Landlord's most recent estimate thereof until Landlord notifies Tenant of a revision of such estimate. Tenant acknowledges that Landlord has not made and does not hereby make any representation or warranty whatsoever to Tenant as to the amount of Additional Rent or any component thereof which may become payable during the term of the Lease. Until Tenant's receipt of such estimate for any calendar year, Tenant shall pay the same monthly estimate as Tenant had most recently been notified of by Landlord.

      B. Following the end of each calendar year and after Landlord shall deliver to Tenant a detailed statement of the actual amounts of Basic Costs for such calendar year. If Tenant's obligation for Additional Rent exceeds the deposits paid by Tenant, Landlord shall bill Tenant for the excess amount and Tenant shall pay to Landlord said amount within ten (10) days of billing. If Tenant's obligation for actual Additional Rent is less than the deposits paid by Tenant, Tenant shall, at Landlord's option, either be given a credit for the excess amount against the next Additional Rent payments due, or a refund of the excess so paid by Tenant, or if this Lease is terminated, such excess shall be credited against any amounts which Tenant owes Landlord pursuant to other provisions of this Lease and, to the extent all amounts which Tenant owes to Landlord hereunder have been paid, Landlord shall promptly pay such excess to Tenant. Delay in computing any item of Basic Costs shall neither be deemed a default by Landlord nor a waiver of the right to collect any item of Basic Costs.

6.09 REVIEW OF ADDITIONAL RENT. Tenant shall have the right to review all of Landlord's bills, invoices and records concerning Additional Rent. Any such review shall be conducted at Landlord's offices following not less than ten (10) business days prior written notice and shall not unreasonably disrupt Landlord's business operations. The cost of such review shall be paid by Tenant except in the event the review reveals an error by Landlord which resulted in an overcharge of actual (as distinguished from estimated) Additional Rent in excess of ten percent (10%) of the total, in which event Landlord shall pay the reasonable cost of the review (up to the amount of the overcharge). Any undercharge or overcharge shall be paid, credited or refunded, as applicable, as provided in Paragraph 6.08. Unless Tenant shall, by written notice to Landlord, take exception to any item in any annual statement of Additional Rent within one hundred eighty (180) days after the furnishing of said statement, such statement shall be conclusively binding upon Tenant. Any amount shown by such statement to be due to Landlord, whether or not written exception is taken to such statement, shall be paid by Tenant as provided in Paragraph 6.08(B) above, without prejudice to any such written exception.

6.10 SERVICE CHARGE. Tenant recognizes that late payment of Rent will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if Rent is not paid when due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to three percent (3%) of the unpaid Rent; provided however, that in the first instance within any 12-month period during the term of the Lease no late charge shall be assessed unless Tenant failed to make such payment within five (5) days after the date such payment is due. The provisions of this Paragraph 6.10 in no way relieve Tenant of the obligation to pay Rent on or before the date on which Rent is due, nor do the terms of this Paragraph 6.10 in any way affect Landlord's remedies pursuant to this Lease in the event Rent is unpaid after the date due.

ARTICLE 7 - UTILITY SERVICES

7.01 WATER SERVICE. During the term of the Lease, Landlord shall use its commercially reasonable efforts to provide hot and cold water in common with other tenants from the municipal mains for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant in the Premises with Landlord's written consent. Tenant shall not waste or permit the waste of water.

7.02  ELECTRICITY SERVICE. Adequate electrical wiring and facilities for standard Building lighting fixtures shall be provided by Landlord and for Tenant's incidental uses. Landlord shall permit Tenant to receive electric service using Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes. Electricity shall be furnished by an approved electric utility company serving the area. Tenant shall make all necessary arrangements directly with the utility company for separately metering and paying for electric current furnished by it to the Premises, and Tenant shall timely pay for all charges for electricity service billed to the Premises during Tenant's occupancy thereof. The electricity used during the performance of janitor service, the making of alterations or repairs in the Premises, and the operation of any special air conditioning systems which may be required for data processing equipment or for other special equipment or machinery installed by Tenant, shall be paid for by Tenant. Tenant also agrees to purchase from Landlord all lamps, bulbs, ballasts and starters, with the exception of free standing light fixtures, used in the Premises during the term of the Lease. Tenant shall make no alterations or additions to the electric equipment or appliances without the prior written consent of Landlord in each instance. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon. Tenant will not without the written consent of Landlord use any apparatus or device in the Premises which will in any way increase its usage beyond the amount of electricity which Landlord determines to be reasonable for use of the Premises as general office space. If Tenant shall require electric current in excess of that which is reasonably obtainable from existing electric outlets and normal for use of the Premises as general office space, then Tenant shall first procure the consent of Landlord (which consent will not be unreasonably withheld). Tenant shall pay all costs of installation of all facilities necessary to furnishing such excess capacity and for such increased electricity usage. Landlord reserves the right to require Tenant to install the conduit, wiring and other equipment necessary to supply electricity for excess incidental use requirements at Tenant's expense.

7.03 TELEPHONE SERVICE. Tenant shall arrange and pay for all telephone, communications or data service installation and utilization costs in the Premises. All wiring shall be done within the Premises only or approved Common Areas, and Tenant's installation, repair and maintenance shall not interfere with or disrupt the activities of any other tenant in the Building. All of Tenant's telephone and telecommunications system requirements, and the installation, repair, and maintenance requirements therefor, shall be submitted in writing to Landlord and are subject to Landlord's prior approval, which shall not be unreasonably withheld.

7.04 DISPROPORTIONATE USE. If Landlord shall from time to time reasonably determine that the use of any utility or service in the Premises is disproportionate to the use of other tenants, then at Landlord's request Tenant shall install and maintain, at Tenant's expense, metering devices for checking the use of any such utility or service in the Premises. Tenant shall pay Landlord for the cost of such disproportionate use at rates established by Landlord within ten (10) days after receipt of a statement therefor.

7.05 ADDITIONAL HVAC. Whenever, in Landlord's opinion, Tenant's use or occupation of the Premises, including lighting, personnel, heat generating machines or equipment, individually or cumulatively, causes the design loads for the Building's heating and cooling equipment (the "HVAC System") to be exceeded or to affect adversely the temperature or humidity otherwise maintained by the HVAC System in the Premises or the Building, Landlord may, but shall not be obligated to, temper such excess loads by installing supplementary heating or air-conditioning units in the Premises or elsewhere where necessary. In such event, or in the event Tenant chooses to install supplementary heating or air-conditioning units in the Premises, the cost of such units and the expense of installation, including, without limitation, the cost of preparing working drawings and specifications, plus fifteen percent (15%) of such cost as an overhead and supervision fee, shall be paid by Tenant as additional rent within ten (10) days after Landlord's demand therefor. Alternatively, Landlord may require Tenant to install such supplementary heating or air-conditioning units at Tenant's sole expense. Landlord may operate and maintain any such supplementary units, but shall have no continuing obligation to do so or liability in connection therewith. The expense resulting from the operation and maintenance of any such supplementary heating or air-conditioning units, including rent for space occupied by any supplementary heating or air-conditioning units installed outside the Premises, shall be paid by Tenant to Landlord as additional rent at rates fixed by Landlord.

7.06 UTILITY PAYMENTS. Tenant shall pay each respective utility company directly for any utilities serving the Premises which are metered or billed directly to the Premises or Tenant. The cost of all utilities supplied to the Premises which are not directly metered to the Premises shall be included in Basic Costs.

7.07 SERVICE INTERRUPTION. Landlord does not warrant against and shall not be liable to Tenant for any loss, injury or damage to property or otherwise caused by or resulting from any variation, interruption, or failure of any utility services due to any cause whatsoever, or from failure to make any repairs or replacements or perform any maintenance. No interruption, variation, or failure of such services incident to the making of repairs, alterations, or improvements, or due to accident, strike, or conditions or events beyond Landlord's control or any other reason shall be deemed an eviction or disturbance of Tenant or relieve Tenant from paying Rent or any other of Tenant's obligations hereunder.

7.08 DISCONTINUANCE OF SERVICES. Notwithstanding anything to the contrary contained herein, and in addition to any of Landlord's remedies contained herein, in the event that Tenant is in default of any of its material obligations hereunder, Landlord shall have the right, except as restricted by law, to discontinue providing Tenant any of the services described above without such discontinuance being considered a constructive eviction or interference with Tenant's use of the Premises.

ARTICLE 8 - USE, MAINTENANCE AND COMPLIANCE WITH LAWS

8.01 GENERAL USE. The Premises hereby leased shall be used by Tenant only for the Permitted Uses and for no other purposes. Throughout the term of the Lease Tenant shall, at Tenant's expense, promptly comply with the Rules and Regulations set out in Exhibit B, and all applicable governmental statutes, ordinances, rules, regulations, orders and requirements in effect regulating the use of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or will tend to unreasonably disturb other tenants in the Building. Landlord may hereafter from time to time promulgate additional reasonable rules and regulations regarding the Premises and the Building, and Tenant shall comply with such rules and regulations, so long as such regulations do not conflict with the Permitted Uses of the Premises by Tenant.

8.02 MAINTENANCE AND REPAIR BY TENANT. Tenant shall be responsible for all necessary or appropriate maintenance, repair, and replacement to the Premises of every kind or nature not hereinafter set forth specifically as the obligation of Landlord. Tenant shall take good care of the Premises, and keep them in good repair and free from filth, overloading, danger of fire or any pest or nuisance, and, under the supervision or subject to the approval of Landlord and within a reasonable period of time specified by Landlord, Tenant shall repair or replace any damage or breakage to the Premises or the Building caused by Tenant or Tenant's agents, employees, licensees, contractors, or invitees, or by Tenant's equipment or installations. In the event Tenant fails to maintain, repair or replace any damage or breakage to the Premises as provided for herein, Landlord shall have the right, but not the obligation, to perform such maintenance, repair or replacement in which event Tenant shall promptly reimburse Landlord for its costs in providing such maintenance, repair or replacements together with a ten percent (10%) charge for Landlord's incidental costs and expenses. Such amounts charged to Tenant shall be deemed Rent under this Lease, payable upon demand.

8.03 COMPLIANCE WITH LAWS. Tenant covenants to promptly comply throughout the term of the Lease, at Tenant's sole cost and expense, with all laws, ordinances, rules, regulations, and orders of any governmental bodies having jurisdiction over the Premises and to make all repairs, replacements, installations or additions required thereby, foreseen or unforeseen, ordinary as well as extraordinary. After the Commencement Date, Tenant will reimburse Landlord for all expenditures made by Landlord which are required by municipal, state or other governmental bodies due to the type or extent of Tenant's use of the Premises. Tenant will likewise observe and comply with the requirements of all policies of public liability, fire and other insurance at any time in force with respect to the Building or the Premises and the personal property thereof.

8.04 SIGNS. Tenant shall not place upon nor permit to be placed upon any part of the Premises or the Building, any signs, billboards or advertisements in any location or in any form without the prior written consent of Landlord.

8.05 HAZARDOUS MATERIALS. Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall

Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold Landlord harmless from and against any and all loss, claims, liability or costs (including court costs and reasonable attorney's fees) incurred by reason of any failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Paragraph 8.05. The indemnity obligations of Tenant under this paragraph shall survive any termination of the Lease.

ARTICLE 9 - COMMON AREAS

9.01 DEFINITION. The term "Common Areas" means all areas and facilities of the Building not intended for lease to individual tenants, and which are instead designed for the common use and benefit of Landlord and all or substantially all of the tenants, their employees, agents, customers and invitees and which shall be operated and maintained by Landlord. The Common Areas include, but not by way of limitation, the roof, interior hallways, lobbies, elevators, common restrooms, cafeteria or vending room facilities, if any, exterior walls, all parking lots, loading dock and service areas, landscaped and vacant areas, driveways, walks and curbs with facilities appurtenant to each as such areas may exist from time to time. Landlord hereby grants to Tenant the non-exclusive use of the Common Areas (except the roof, exterior walls, and any reserved or designated parking) by Tenant, Tenant's employees, agents, customers, and invitees, which use shall be subject at all times to the terms and conditions of this Lease and the Rules and Regulations attached as Exhibit B and such additional rules and regulations as Landlord may make pursuant to the terms hereof.

9.02 OUTSIDE STORAGE AND PARKING. Tenant shall not use any part of the Building exterior to the Premises for outside storage. No trash, crates, pallets or refuse shall be placed anywhere outside the Premises by Tenant except in enclosed metal containers to be located as directed by Landlord. Except as hereinabove set forth, Tenant shall not park or permit parking of vehicles overnight anywhere about the Building's parking areas without the prior written consent of Landlord. During the Lease Term, Landlord will continue to make available to Tenant's employees, free of charge, three (3) reserved surface parking spaces (numbers 65, 66, and 67) in the Building's parking lot.

ARTICLE 10 - TENANT'S FIXTURES, ALTERATIONS, AND LIENS

10.01 TENANT'S FIXTURES. Tenant, at Tenant's sole expense, may install in or affix to the Premises necessary trade fixtures, personal property, equipment and furniture, provided that such items are installed and are removable without damage to the Building, and that such items do not exceed the weight bearing capacity of the Premises or place any unusual demands on the utility services to the Premises. Prior to the installation of such trade fixtures Tenant will provide Landlord plans for their installation. Landlord may require that Tenant, and Tenant upon demand shall, provide data regarding the weight and operating characteristics of such trade fixtures and other property, and may deny approval for such trade fixtures or other property if Landlord, acting reasonably, determines that such trade fixtures will exceed Building capacities or place unusual demands on the utility services to the Premises.

10.02 LEASEHOLD IMPROVEMENTS. Except as noted in Paragraph 10.01 Tenant shall not make any alterations, improvements, or additions ("Leasehold Improvements") to the Premises without the prior written consent of Landlord which consent shall not be unreasonably withheld. Prior to Landlord's final approval of any such Leasehold Improvements, Tenant must provide Landlord for Landlord's review and approval: (i) acceptable construction plans and specifications, (ii) the construction agreements between Tenant and a reputable contractor and subcontractors (each reasonably satisfactory to Landlord), (iii) satisfactory evidence (including, but not limited to, certificates of insurance against all liability which may arise out of the Leasehold Improvements) that all contractors and subcontractors will be properly insured, (iv) copies of necessary permits and governmental authorizations, and (v) security for the payment of all costs to be incurred in connection with the Leasehold Improvements. Landlord may require that such insurance policies include Landlord as an additional insured. All work shall be required to be done promptly and in a good workmanlike manner using only good grades of materials and Tenant shall promptly pay the cost of all such Leasehold Improvements. In addition, Tenant shall reimburse Landlord for all sums expended for examination and approval of the architectural and working plans and specifications for the work and for its inspection and supervision of the work. Tenant shall also indemnify, defend and hold Landlord harmless from any and all liabilities and costs of every kind and description, including reasonable attorneys' fees, which may arise out of or be connected in any way with the Leasehold Improvements or any work performed by Tenant. Upon completing any Leasehold Improvements, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien, and all other supporting documentation as Landlord may reasonably require, all in form satisfactory to Landlord. All Leasehold Improvements shall comply with all insurance requirements and with all ordinances and regulations of any applicable governmental authority. At all times, Tenant shall cause contractors and others performing Leasehold Improvements for Tenant to work in harmony with the contractors, agents and employees performing work in the Building for Landlord or others, if any. All Leasehold Improvements, except movable furniture, equipment and trade fixtures placed in the Premises at the expense of Tenant, shall become the property of Landlord and at the election of Landlord, shall either remain upon and be surrendered with the Premises to Landlord as a part thereof at the termination of this Lease or shall be removed at the sole cost and expense of Tenant.

10.03 MECHANICS' LIENS. Tenant has no authority or power to and shall not cause or permit any mechanics' liens or other liens to be placed upon the Building or any portion or component thereof or Landlord's interest therein whether created by act or inaction of Tenant, operation of law, or otherwise, and in case of the filing of any such lien or encumbrances or claim therefor, Tenant shall promptly discharge same; provided, however, that Tenant shall have the right to contest the validity or amount of any mechanics lien upon its prior posting of security with Landlord, which security, in Landlord's sole judgment, must be adequate to pay and discharge any such lien in full in addition to any applicable interest, penalties and Landlord's reasonable estimate of its legal fees. Tenant agrees to indemnify and hold Landlord harmless against any and all liabilities, reasonable legal fees and other costs whatsoever incurred by Landlord because of any mechanics' or other liens attributable to Tenant being placed upon the Premises or the Building. Any mechanic's lien or claim for a mechanic's lien which Tenant desires to contest as herein provided shall be contested only in good faith, by appropriate proceedings diligently pursued, and, in any event, such lien or claim for lien shall be released or removed within six (6) months of the date such claim or lien first attached. If the lien is not so contested and released or removed, Landlord, at its sole option and in addition to any other available rights or remedies, may take any and all action necessary to release and remove such lien or claim of lien (it being agreed by Tenant that Landlord shall have no duty to investigate the validity thereof) and Tenant shall promptly upon written notice reimburse Landlord for all sums, costs and expenses (including but not limited to reasonable attorneys' fees) incurred by Landlord in connection with the removal or release of any such lien or claim.

ARTICLE 11 - SERVICE AND MAINTENANCE BY LANDLORD AND RESERVATIONS

11.01 SPECIFIC RESERVATIONS. The Premises shall not include the roof, exterior walls, foundation of the Building, or any of the Common Areas, or any other area outside, above or below the Premises. In addition, so long as such activities do not unreasonably interfere with Tenant's use of the Premises and reasonable advance notice (except in emergency) is given Tenant prior to their commencement, Landlord reserves the right to: place, install, maintain, carry through, repair and replace such utility lines, pipes, wires, appliances, tunneling and the like in, over, through, under and upon the Premises as may be reasonably necessary or advisable for the servicing of the Premises or any other portions of the Building; for such purposes, to reasonably enter upon the Premises; and during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors to or in the Building and to interrupt or temporarily suspend services or use of facilities, all without affecting any of Tenant's obligations hereunder.

11.02 BUILDING ALTERATIONS BY LANDLORD. Notwithstanding any provision in this Lease to the contrary, Landlord reserves the right at any time and from time to time, without notice to Tenant or liability to Tenant for damage or injury to property, person, or business and without constituting an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent: (i) to make alterations, changes and additions to the Building (including the Common Areas), (ii) to add additional areas to the Building and/or to exclude areas therefrom, (iii) to construct additional buildings and other improvements on the land occupied by the Building, (iv) to remove or relocate a part of the Building, and (v) to relocate any other tenant in the Building, provided in each case such changes shall not unreasonably interfere with the Permitted Uses.

11.03 SERVICES PROVIDED BY LANDLORD. Subject to such temporary interruptions thereof as are consistent with what could normally be expected from a well-managed building, Landlord agrees to provide the following general services in connection with this Lease:

      A. To maintain in the Building and the Premises reasonable temperature in accordance with good standards applicable to normal occupancy of premises for office purposes subject to governmental regulations during the hours set forth in Exhibit B; provided, however, Landlord shall have no responsibility for failure thereof if the electrical power consumed on the Premises exceeds reasonable amounts as determined by Landlord, if Tenant installs partitions or other installations in locations which interfere with the proper operation of the Building systems or if the window covering on exterior windows is not kept fully closed;

      B. To provide daily janitorial services to the Premises and Common Areas (Saturdays, Sundays and holidays excepted) in accordance with the standards of similar office buildings; and

      C. To provide elevator service to each floor upon which the Premises are located provided such service is installed in the Building and provided that Landlord may prescribe the hours during which and the procedures under which freight elevator service shall be available and may limit the number of elevators providing service outside normal business hours.

      Landlord may (but shall not be obligated to) upon the request of Tenant supply services to the Premises and the Building which are not provided for under this Lease ("Additional Services"). Tenant shall request such services prior to 1:00 p.m. of the day upon which such services are required or if such services are required on a Saturday, Sunday or holiday, prior to 1:00 p.m. on the business day next preceding the day for which such services are required. The cost of any Additional Services supplied or furnished by Landlord to Tenant shall not be included in Operating Expenses but rather shall be billed separately to Tenant at Landlord's scheduled rate therefor from time to time, or if there be no scheduled rate, then at the rate of one hundred fifteen percent (115%) of Landlord's cost in providing them, such amount to be considered additional rent hereunder. All charges for Additional Services shall be due and payable at the same time as the installment of Base Rent with which they are billed, or if billed separately, shall be due and payable within ten (10) days after Tenant receives Landlord's bill therefor. Any such billings for Additional Services shall include an itemization of the Additional Services rendered and the charge for each such service. If Landlord shall not supply or furnish Additional Services, only persons with prior written approval by Landlord (which approval shall not be unreasonably withheld) shall be permitted to supply or furnish Additional Services subject to the reasonable rules fixed by Landlord. Tenant agrees that Landlord shall not be liable in damages (actual or consequential), by abatement of Rent, setoff, deduction, claim, demand, or in any other fashion, for failure to furnish or delay in furnishing any service described in this Article 11 or for any diminution in the quality or quantity thereof. Notwithstanding anything to the contrary contained herein, and in addition to any of Landlord's remedies contained herein, in the event that Tenant is in default of any of its material obligations under the Lease, Landlord shall have the right to discontinue providing Tenant any of the services described above without such discontinuance being considered a constructive eviction or interference with Tenant's use of the Premises.

11.04    MAINTENANCE AND REPAIR BY LANDLORD

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      A.   Landlord shall maintain and repair the following:

           (i) The Building (other than the Premises and premises of other tenants) including the entrance, lobbies, stairways, corridors, washrooms, landscaped areas, parking areas, and the exterior portions (including windows, doors, foundations and roofs) of all buildings and structures from time to time forming part of the Building and affecting its general appearance; the systems for interior climate control; the systems provided for bringing utilities to the Common Areas and the Premises; the elevators; and the other facilities from time to time provided for use in common by Tenant and other tenants of the Building; and

           (ii) Defects in standard demising walls or in structural elements, suspended ceiling, electrical and mechanical installations standard to the Building installed by Landlord in the Premises (if and to the extent that such defects are sufficient to impair Tenant's use of the Premises) and casualty damage pursuant to Article 15.

      B. Landlord shall not be liable for any failure to make repairs that are Landlord's responsibility herein until and unless Landlord is actually aware of the problem requiring repair and Landlord shall have had a reasonable time thereafter to make such repairs. Landlord reserves the right to the exclusive use of the roof and exterior walls of the Building. If any portion of the Premises which Landlord is obligated to maintain or repair is damaged by the negligence or willful actions or omissions of Tenant, its agents, employees, contractors, or invitees, then repairs or replacements necessitated by or appropriate because of such damage shall be paid for by Tenant as additional rent upon demand by Landlord. Landlord shall in no event be required to make repairs to Leasehold Improvements made by Tenant, or by Landlord on behalf of Tenant.

ARTICLE 12 - LANDLORD'S RIGHTS

12.01 RIGHTS RESERVED. Landlord reserves the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof:

      A. To change the name or street address of the Building and to use the name of Tenant and Tenant's use of the Premises in any publicity, press release or advertising that Landlord deems appropriate for the marketing of the Building;

      B. To establish and change from time to time a security control and/or locking system with respect to entry to and exit from the Building, and to furnish door keys in the Premises at the commencement of the Lease and to retain, at all times, and to use in appropriate instances, keys to all doors within and into the Premises. Tenant agrees to purchase additional duplicate keys only from Landlord as required, to change no locks, and not to affix locks on doors without the prior written consent of Landlord. Landlord shall not be liable for any error with respect to admission to or eviction from the Building of any person. Notwithstanding the provisions for Landlord's access to Premises, Tenant relieves and releases Landlord of all responsibility for theft, robbery and pilferage. Upon expiration of the Term, Tenant shall return all keys to Landlord and shall disclose to Landlord the combination of any safes or vaults left in the Premises;

      C. To exhibit the Premises to others at reasonable hours and upon not less than one business days advance notice during the last twelve (12) months of the term of the Lease, and to decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy at any time in the event Tenant vacates or abandons the Premises;

      D. To assign certain parking spaces and parking areas now existing or hereafter constructed; to remove abandoned or unlicensed vehicles and vehicles that are unreasonably interfering with the use of the parking lot by others and to charge the responsible tenant for the expense of removing said vehicles; and to generally regulate the flow of automobile and truck traffic using the Building's facilities;

      E. To take any and all measures, including making inspections, repairs, alterations, additions and improvements to the Premises or to the Building as may be necessary or desirable in the operation thereof and the monitoring of the covenants and obligations of this Lease;

      F. To close temporarily any of the Common Areas as reasonably necessary for maintenance and repair purposes;

      G. To designate any part of the Building outside the Premises to be part of the Common Areas without the necessity of an amendment or modification to this Lease;

      H. To use Common Areas as reasonably necessary while engaged in making alterations, additions or repairs to the Premises or the Building;

      I. To designate that window treatments shall be venetian blinds or other system standard for the Building and to designate and approve, prior to installation, all types of additional window shades, blinds or draperies, and to approve any non-standard light source;

      J. To lease the remainder of the Building to any other entity approved in Landlord's sole and exclusive discretion;

      K. To participate in any petition for the inclusion of the Building and Premises in any local improvement districts providing for assessment of the Building and Premises for the benefits received. Tenant agrees to cooperate with Landlord in the foregoing and to execute any documents or instruments which, in Landlord's opinion, are necessary or desirable to effectuate the same;

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

      L. To enter upon the Premises at any reasonable time for the purpose of exercising any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant. Prior to any such entry except that required in an emergency or for the provision of normal Landlord services, Landlord shall provide Tenant reasonable notice thereof; and

      M.   To enforce the Rules and Regulations attached as Exhibit B.

ARTICLE 13 - LANDLORD'S INABILITY TO PERFORM

13.01 LANDLORD'S INABILITY TO PERFORM. If by reason of inability to obtain suitable labor, materials or supplies, strikes, lockouts, labor trouble, disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, fuel shortages, circumstances directly or indirectly the result of fire, flood, earthquake, explosion, weather, a state of war or national or local emergency, or any other cause beyond the reasonable control of Landlord (any of the foregoing being referred to herein as "Force Majeure"), Landlord shall be unable to perform or shall be delayed in the performance of any covenant or obligation hereunder, such nonperformance or delay in performance shall not render Landlord liable in any respect to Tenant, its employees, invitees or licensees for damages to either person or property, constitute a total or partial eviction, constructive or otherwise, work an abatement of Rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease.

13.02 LIMIT OF LANDLORD'S LIABILITY. It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings, or agreements are made or intended as personal covenants, undertakings, or agreements by Landlord or its partners, members, officers, directors, trustees, agents, employees, legal representatives, successors or assigns. Any liability for damage or breach or non-performance by Landlord shall be collectible only from Landlord's interest in the Building and no personal liability is assumed by, nor at any time may be asserted against, Landlord, its partners, members, officers, directors, trustees, agents, employees, legal representatives, successors or assigns.

ARTICLE 14 - INSURANCE / INDEMNIFICATION

14.01 TENANT'S INSURANCE

      A. Tenant covenants and agrees to maintain at all times during the term of the Lease, or any renewal thereof, a policy or policies of commercial general liability insurance against claims for personal injury, death or property damage (on an occurrence basis) with respect to the business carried on by Tenant in or from the Premises and Tenant's use and occupancy of the Premises and any other part of the Building, with coverage of not less than $1,000,000.00 combined single limit in respect to personal injury and/or death and/or property damage, or any other amount which Landlord may reasonably require, and comprehensive automobile liability insurance covering all owned, leased and hired automobiles of Tenant in the same amount. Such insurance shall include Landlord (and any other party requested by Landlord) as an additional insured and shall protect Landlord with respect to any claims as if Landlord were separately insured.

      B. Tenant covenants and agrees to maintain at all times during the term of the Lease, or any renewal or extension thereof, insurance protection against "all risk of direct physical loss", as defined by Causes of Loss Special Form (CP 1030 or its equivalent), for the full replacement cost of all Leasehold Improvements and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises, including business interests of Tenant and property under the care, custody or control of Tenant, which insurance shall insure both Tenant and Landlord, as their interests may appear.

      C. Business income insurance with limits not less than those carried by a prudent tenant.

      D. Tenant shall procure insurance against other perils and in such amount as Landlord may reasonably require upon not less than ninety (90) days prior written notice, such requirement to be made on the basis that the required insurance is customary at the time for prudent tenants of properties similar to the Building.

14.02 LANDLORD'S APPROVAL. All insurance required to be maintained by Tenant shall be on terms, with deductibles and with insurers satisfactory to Landlord, which approval shall not be unreasonably withheld. Each policy shall contain an undertaking by the insurer so that no material change adverse to Landlord will be made, and the policy will not lapse or be canceled, except after not less than thirty (30) days' prior written notice to Landlord of the intended change, lapse or cancellation. Whenever Landlord requests, Tenant shall furnish Landlord, certificates or other evidences acceptable to Landlord regarding the insurance required to be effected by Tenant hereunder. If Tenant shall fail to take out, renew or keep in force such insurance, or if the evidences submitted to Landlord are unacceptable to Landlord (or no such evidences are submitted within a reasonable period after request therefor by Landlord), then Landlord may give to Tenant written notice requiring compliance with this paragraph and specifying the respects in which Tenant is not then in compliance. If Tenant does not within forty-eight (48) hours provide appropriate evidence of compliance with this paragraph, Landlord may (but shall not be obligated to) obtain some or all of the additional coverage or other insurance which Tenant shall have failed to obtain, without prejudice to any other rights of Landlord under this Lease or otherwise, and Tenant shall pay all premiums and other reasonable expenses incurred by Landlord to Landlord as additional rent on demand.

14.03 BUILDING INSURANCE COVERAGE. Landlord shall maintain throughout the term of the Lease, or any extension thereof, fire and extended coverage insurance on the Building and the property owned by Landlord located in and about the Building in an amount equivalent to the full replacement cost thereof (excluding foundation, grading and excavation costs) and with such deductibles as Landlord shall determine. Landlord shall not in any way or manner insure any property of Tenant or any property that may be in the Premises but not owned by Landlord. Landlord shall keep the Building insured for the benefit of Landlord against loss or damage by fire and such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Building, including, but without limiting the generality of the foregoing, windstorms, hail, explosion, vandalism, malicious mischief, and civil commotion, provided coverage is obtainable. Landlord shall also maintain, for its benefit and the benefit of its managing agent, general liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Building, and any other insurance that Landlord deems appropriate and is customarily carried with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Building, including loss of rents coverage.

14.04 LANDLORD'S LIABILITY/PROPERTY DAMAGE OR LOSS. Tenant agrees, to the extent not expressly prohibited by law, that Landlord, its officers, directors, employees, legal representatives, agents and servants shall not be liable for, and Tenant hereby waives all claims for, damage or loss to property and business sustained during the term of the Lease by Tenant occurring in or about the Building or the Premises, resulting directly or indirectly from any existing or future condition, defect, matter or thing in, or on, or about the Building or the Premises, or from equipment or appurtenances becoming out of repair or from accident, or from any occurrence or act or omission of Landlord, its agents, employees or servants, or another tenant or occupant of the Building or any other person. This paragraph shall apply especially, but not exclusively, to damage caused as aforesaid or by flooding, sprinkler leakage, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally, whether any such damage or loss results from the act or omission of other tenants or occupants in the Building or any other persons. Tenant agrees to look exclusively to Tenant's insurance coverage in the event of such loss.

14.05 INDEMNIFICATION OF LANDLORD/THIRD PARTY CLAIMS

      A. Subject to Paragraph 14.06 below, to the extent not expressly prohibited by law, and except for damage to the Building covered by the insurance noted in Paragraph 14.03, Tenant shall indemnify and defend Landlord, its subsidiaries, directors, officers, employees, legal representatives, servants and agents and save them harmless from and against any and all loss (including loss of rents payable by Tenant or other tenants) and against all claims, actions, damages, liability and expense brought by any person(s), firm(s), or corporation(s) in connection with loss of life, bodily and personal injury or property damage arising from (i) any occurrence in, upon or at the Premises, (ii) any occurrence in, upon or at the Building occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, licensees, concessionaires or invitees or by anyone permitted to be on the Premises by Tenant, or (iii) Tenant's negligent performance of or failure to perform any of its obligations under this Lease.

      B. Anything herein to the contrary notwithstanding, in the event any damage to the Building arising wholly or in part out of any act or omission of Tenant, its agent, employees, contractors, or invitees, and all or any portion of Landlord's loss is "deductible" under Landlord's insurance policies, Tenant shall pay to Landlord on demand the amount of such deductible loss as additional rent.

14.06 WAIVER OF SUBROGATION. Notwithstanding anything to the contrary contained in this Lease, Tenant and Landlord release each other and waive any right of recovery, whether direct or by way of subrogation, against each other, their agents, officers and employees, for any loss of or damage to their respective property, which occurs in or about the Building or Premises (regardless of the cause or origin, including negligence of either party, or their agents, officers or employees) to the extent that such loss or damage is covered under the insurance required hereunder. The parties agree to immediately give each insurance company providing insurance relating to this Lease, notice of the terms of these mutual waivers, and, if necessary, to have the insurance policies properly endorsed, so as to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this paragraph.

ARTICLE 15 - DAMAGE OR DESTRUCTION

15.01 RECONSTRUCTION FOLLOWING DAMAGE. Except as noted below, if the Premises or Building are damaged or destroyed during the term of the Lease, Landlord shall diligently repair or rebuild the Premises, in compliance with all applicable laws, ordinances and regulations, to substantially the same condition in which it existed as of the Commencement Date. Landlord shall be under no obligation to restore any Leasehold Improvements made by Tenant after the Commencement Date. Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damage to those items provided by Landlord either directly or through an allowance to Tenant, which Landlord is obligated to or elects to restore as herein provided. Landlord shall not be obligated to expend in restoration an amount in excess of the proceeds of insurance recovered by Landlord with respect to such damage and which are usable by Landlord for such restoration as permitted by any mortgagee. If Landlord fails within one hundred eighty (180) days after such damage occurs to substantially restore the Premises or eliminate any substantial interference with Tenant's use of the Premises, Tenant may, by providing written notice to Landlord no later than five (5) days after expiration of said one hundred eighty
(180) day period, terminate this Lease as of the end of the thirtieth (30th) day after Landlord's receipt of such written notice, unless Landlord has substantially restored the Premises or eliminated any substantial interference with Tenant's use of the Premises within such 30-day period, in which case the Lease shall remain in full force and effect. Such one hundred eighty (180) day period shall be extended for reasonable delay caused by adjustment of insurance loss or Force Majeure.

15.02 EXCESSIVE DAMAGE. If the Building or Premises is damaged or destroyed to the extent that the Premises or Building cannot, in Landlord's sole judgment, be fully repaired or restored by Landlord within one hundred eighty (180) days after the date of the damage or destruction, Landlord may terminate this Lease by providing Tenant written notice of Landlord's election within sixty (60) days after the damage or destruction.

15.03 DAMAGE OR DESTRUCTION AT END OF TERM. If the Building or the Premises is damaged or destroyed during the last twelve (12) months of the term of the Lease, and the Premises or the Building cannot, in Landlord's sole judgment, be fully repaired or restored by Landlord within sixty (60) days after the damage or destruction, either Landlord or Tenant may terminate this Lease upon written notice to the other.

15.04 RENT ABATEMENT. If the Premises are rendered untenantable but this Lease is not terminated, all Rent shall abate (except as noted otherwise herein) from the date of the damage or destruction until the restoration of the Premises is substantially completed. If only a portion of the Premises is untenantable, Rent shall be prorated on a per diem basis and apportioned in accordance with the portion of the Premises which is usable by Tenant until the restoration of the Premises is substantially completed.

ARTICLE 16 - ASSIGNMENT AND SUBLETTING

16.01 ASSIGNMENT AND SUBLETTING GENERALLY

      A. Except as noted hereafter, Tenant shall not permit or suffer to exist any assignment, transfer, mortgage, encumbrance, conveyance, lien or hypothecation of this Lease, voluntarily or by operation of law, nor sublet or otherwise transfer its interest in all or any part of the Premises or permit the use of the Premises by any parties other than Tenant or its employees without the prior written consent of Landlord. Any action by Tenant in violation of this Paragraph 16.01 shall be void and of no effect.

      B. If Tenant wishes to assign this Lease or sublet all or any part of the Premises it shall first give notice in writing in the manner required under this Lease of such intention to Landlord, furnishing Landlord with a copy of the proposed assignment or sublease document and full information as to the identity and financial status of the proposed assignee or subtenant. Thereupon, Landlord shall have, within fifteen (15) days of receipt of such notice and documents and information, the right to
      (i) terminate this Lease, or so much thereof as Tenant proposes to sublease, or (ii) approve or reject such assignment or subletting by written notice to Tenant. If no such response is given, Landlord shall be deemed to have elected to approve the assignment or subletting. Notwithstanding any assignment or sublease, Tenant shall remain liable hereunder and shall not be released without the express written agreement of Landlord to such release. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting.

      C. If Tenant's notice covers all of the Premises and if Landlord exercises its right to terminate this Lease as to such space, then the term of the Lease shall expire and end on the date stated in Tenant's notice for the commencement of the proposed assignment or sublease as fully and completely as if that date had been the expiration date. If, however, Tenant's notice covers less than all of the Premises, and if Landlord exercises its right to terminate this Lease with respect to such space described in Tenant's notice, then as of the date stated in Tenant's notice for the commencement of the proposed sublease, (i) the Base Rent and Tenant's Proportionate Share shall be adjusted on the basis of the number of rentable square feet retained by Tenant, (ii) Tenant shall on demand by Landlord pay to Landlord as additional rent the reasonable cost to physically divide and separate the parts of the Premises, (iii) Tenant shall upon demand pay to Landlord as additional rent fifteen percent (15%) of the amount payable under clause (ii) above to reimburse Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement in such work, and (iv) Tenant shall execute and deliver to Landlord such amendments to this Lease as Landlord may reasonably require to evidence the partial termination of this Lease and this Lease as so amended shall continue thereafter in full force and effect.

      D. Landlord shall not be deemed to have unreasonably withheld its consent to any assignment or sublease if its consent is withheld because
      (a) Tenant is then in default under this Lease or a notice of termination of this Lease or Tenant's right to possession hereunder shall have been given; (b) in the case of a sublease, the division of the Premises would result in a violation of any applicable law, ordinance, code or governmental rule or regulation; (c) in the reasonable judgment of Landlord, the proposed subtenant or assignee is of a character or is engaged in a business which would be deleterious to the reputation of Landlord or of the Building; (d) the proposed assignee or subtenant is not sufficiently responsible to perform its obligations under this Lease or the proposed sublease, as the case may be; or (e) the proposed assignee or subtenant is a tenant or occupant of the Building or is actively negotiating with Landlord or an agent of Landlord for space in the Building; provided, however, that the foregoing are merely examples of reasons for which Landlord may reasonably withhold its consent and shall not be deemed exclusive of any permitted reasons for reasonably withholding consent, whether similar or dissimilar to the foregoing examples.

      E. If a subletting or assignment is so approved and the rents under such a sublease or assignment are greater than the Rents provided for herein, then Tenant shall pay to Landlord as additional rent 50% of the excess rents as and when received. Tenant shall furnish Landlord with a sworn statement, certified by an officer of Tenant or an independent certified public accountant, setting forth in detail the computation of excess rents, and Landlord, or its representatives, shall have access to the books, records and papers of Tenant in relation thereto, and the right to make copies thereof. If a part of the consideration for such sublease or assignment shall be payable other than in cash, the payment to Landlord shall be payable in such form as is reasonably satisfactory to Landlord. For purposes of this Paragraph 16.01(E), the term "excess rents" shall mean the excess, if any, of (i) all amounts received or to be received in the form of cash, cash equivalents, and non-cash consideration by Tenant from any assignee or sublessee over (ii) the sum of the Rent payable to Landlord hereunder (or, in the case of a sublease of a portion of the Premises, the portion of the Rent which is allocable on a per square foot basis to the space sublet), plus the amount of any reasonable advertising expenses, brokers' commissions, reasonable attorneys' fees, costs of tenant improvements and other actual, out-of-pocket expenses incurred by Tenant in connection with such assignment or sublease, all of which shall be, in the case of a sublease, amortized over the term of the sublease for the purpose of calculating the amounts of the periodic payments due to Landlord hereunder.

      F. In no event shall Tenant assign this Lease or enter into any sublease, license, concession or other agreement for use, occupancy or utilization of any part of the Premises which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any person from the Premises leased, used, occupied or utilized, and Tenant agrees that all assignments, subleases, licenses, concessions or other agreements for use, occupancy or utilization of any part of the Premises shall provide that the person having an interest in the possession, use, occupancy or utilization of the Premises shall not enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Premises which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any person from the Premises leased, used, occupied or utilized and any such purported assignment, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises. In addition, in no event shall Tenant assign this Lease or enter into any sublease, license, concession or other agreement for use, occupancy or utilization of any part of the Premises which provides to a tenant of the Premises services other than those usually or customarily rendered in connection with the rental of space for occupancy only.

      G. Tenant shall pay to Landlord upon demand by Landlord, notwithstanding that Landlord may have withheld its consent to any transfer contemplated by this Article 16, an amount sufficient to reimburse Landlord for all reasonable costs and expenses incurred by it, including but not limited to reasonable attorney's fees, in determining whether to grant or withhold any consent contemplated by this Article or otherwise in connection with any assignment, subletting or other transfer of Tenant's interest in this Lease, or any attempt to do any of the foregoing.

      H. Any assignment or subletting by Tenant of all or any portion of the Premises shall automatically operate to terminate each and every special right, option, or election, if any exist, belonging to Tenant, including by way of illustration, but not limitation, any option to expand its Premises, to extend or renew the term of the Lease for all or any portion of the Premises, or to terminate as to all or any portion of the Premises
      - i.e. such rights and options shall cease as to both space sublet or assigned and as to any portion of the original Premises retained by Tenant.

16.02 SALE OF INTEREST IN TENANT. The transfer of a majority of the issued and outstanding capital stock or membership interests, or sale or transfer of substantially all of the assets of any corporate or limited liability company tenant or subtenant of this Lease (including without limitation by way of any merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock or membership interest, whether voluntary, involuntary, or by operation of law, or any combination of any of the foregoing transactions) or a majority of the total interest in the profits, losses, and capital of any partnership tenant or subtenant (including without limitation by way of any withdrawal or admittance of a partner or any change in any partners interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions), however accomplished, and whether in a single transaction or a series of related or unrelated transactions, shall be deemed an assignment of this Lease or of such sublease.

16.03 MERGERS AND CONSOLIDATIONS. The foregoing notwithstanding, Tenant may, without Landlord's consent (but only after notice to Landlord), and without triggering Landlord's right of recapture provided in this Article 16, assign this Lease or sublet the Premises to (a) any entity that is the parent corporation or wholly-owned subsidiary of Tenant, or (b) any owner of 10% or more of the outstanding interest in Tenant, or (c) any entity resulting from a sale, merger, or consolidation of Tenant upon the following conditions: (i) that the total assets and net worth of such assignee shall be equal to or more than that of Tenant immediately prior to such sale, consolidation, or merger; (ii) that Tenant is not at such time in default hereunder; and (iii) that such successor shall execute an instrument in writing in form and substance acceptable to Landlord fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and shall deliver the same to Landlord. Tenant shall not be relieved of its obligations in the event of such assignment.

ARTICLE 17 - ASSIGNMENT BY LANDLORD

17.01 ASSIGNMENT BY LANDLORD. The term "Landlord" as used in this Lease, so far as covenants or obligations on part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over or credited to the grantee, and any obligation then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant or assumed by the grantee.

ARTICLE 18 - MORTGAGE AND TRANSFER

18.01 RIGHT TO TRANSFER

      A. Landlord shall have the right to transfer, mortgage, pledge or otherwise encumber, assign, sell, sell and leaseback, lease (such lease being hereinafter referred to as a "Ground Lease" and the lessor thereunder as a "Ground Lessor") and convey, in whole or in part, the Premises, the Building, this Lease, and all or any part of the rights now or thereafter existing and all rents and amounts payable to Landlord under the provisions hereof. Nothing herein contained shall limit or restrict any such rights, and the rights of Tenant under this Lease shall be subject and subordinate to all instruments executed and to be executed in connection with the exercise of any such rights, including, but not limited to, the lien of any mortgage, deed of trust, or security agreement now or hereafter placed upon Landlord's interest in the Premises (such mortgage, deed of trust or security interest being hereinafter referred to as a "Mortgage" and the obligee thereunder as a "Mortgagee"). This paragraph shall be self-operative. However, Tenant covenants and agrees to execute and deliver upon demand such further instruments subordinating this Lease to the lien of any such Mortgage as shall be requested by Landlord and/or proposed Mortgagee, provided such Mortgagee shall agree not to interfere with Tenant's use and possession of the Premises pursuant to the terms hereof so

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      long as Tenant is not in default hereunder. If any Mortgage is foreclosed or Landlord's interest under this Lease is conveyed or transferred in lieu of foreclosure, or if any Ground Lease is terminated:

           (i) No person or entity which, as the result of any of the foregoing has succeeded to the interest of Landlord in this Lease (any such person or entity being hereafter called a "Successor") shall be liable for any default by Landlord or any other matter which occurred prior to the date such Successor succeeded to Landlord's interest in this Lease nor shall such Successor be bound by or subject to any offsets or defenses which Tenant may have against Landlord or any other predecessor in interest to such Successor;

           (ii) Upon request of any Successor, Tenant will attorn, as Tenant under this Lease, subject to the provisions of this Paragraph 18.01 to each Successor and will execute and deliver such instruments as may be necessary or appropriate to evidence such attornment within ten (10) days after receipt of a written request to do so; and

           (iii) No Successor shall be bound to recognize any prepayment of Rent by more than thirty (30) days.

      B. Notwithstanding anything to the contrary contained herein, any Mortgagee or Ground Lessor may subordinate, in whole or in part, its Mortgage or Ground Lease (as the case may be) to this Lease by sending Tenant notice in writing subordinating such Mortgage or Ground Lease to this Lease, and Tenant agrees to execute and deliver to such Mortgagee or Ground Lessor such further instruments consenting to or confirming the subordination of such Mortgage or Ground Lease to this Lease and containing such other provisions which may be requested in writing by such Mortgagee or Ground Lessor within ten (10) days after notice to Tenant of such request.

      C. Whether or not any Mortgage is foreclosed or any Ground Lease is terminated or any Successor succeeds to any interest of Landlord under this Lease, no Mortgagee, Ground Lessor, Successor or other successor of Landlord's interest in this Lease shall have any liability to Tenant for any security deposit paid to Landlord by Tenant hereunder, unless such security deposit has actually been received by such person.

      D. Should any prospective Mortgagee or Ground Lessor require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially or adversely change the rights and obligations of Tenant hereunder, or diminish the duties or liabilities of Landlord, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) days following the request therefor. Should any prospective Mortgagee or Ground Lessor require execution of a short form of Lease for recording (containing, among other customary provisions, the names of the parties, a description of the Premises and the term of the Lease),

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      Tenant agrees to execute such short form of Lease and deliver the same to
      Landlord within ten (10) days following the request therefor.

      E. Tenant agrees that the provisions of this paragraph shall remain in full force and effect, notwithstanding that any Mortgagee or Ground Lessor may directly or indirectly own or have an interest in Landlord, or in the Building in addition to its interest as Mortgagee or Ground Lessor.

18.02 ESTOPPEL LETTER. Tenant covenants and agrees to execute and deliver to Landlord within ten (10) days of written request from Landlord, estoppel letters setting forth: (i) the date of this Lease and any amendments thereto, the Commencement Date, and any rights or options to extend or renew this Lease or the term of the Lease or to purchase or of first refusal or offer with respect to the Premises or the Building, (ii) the date through which Rents have been paid hereunder, (iii) the amount of any security deposit held by Landlord,
(iv) whether Tenant is in occupancy of the Premises and the improvements and space required to be furnished by Landlord with the Premises and the Building have been completed and paid for in all respects as required by this Lease,
(v) whether the Lease is in full force and effect, (vi) whether Landlord or Tenant is in default under the Lease and whether there are defenses or offsets against the enforcement thereof, and setting forth such defaults, defenses or offsets claimed by Tenant, (vii) whether Tenant is subject to any bankruptcy, insolvency or similar proceedings in any federal, state or other court or jurisdiction, and (viii) any other information which Landlord or its mortgagee or prospective mortgagee or purchaser may reasonably require relating to the Lease, which may include Tenant financial statements.

18.03 DELIVERY OF TRANSFER DOCUMENTS. If Tenant shall fail to deliver any subordination document, attornment document, or estoppel letter that may be submitted to Tenant under this Article 18 within ten (10) days after the request by Landlord or any other permitted party, as the case may be, (i) Tenant hereby makes, constitutes and irrevocably appoints Landlord as Tenant's attorney-in-fact (such power of attorney being coupled with an interest) to execute and deliver any such instruments for and in the name of Tenant, and
(ii) Tenant shall pay Landlord, as additional rent, a $100 per day penalty from the end of the initial ten (10) day period until the date such documents are signed and received by Landlord.

ARTICLE 19 - EMINENT DOMAIN

19.01 EMINENT DOMAIN. If the Premises, the Building, or such a substantial part thereof, which in Landlord's reasonable judgment renders the remainder unfit for the intended uses, shall be taken by any competent authority under the power of the eminent domain or be acquired for any public or quasi-public uses or purpose, the term of the Lease shall cease and terminate upon the effective date of the taking and Tenant shall have no claim against Landlord for the value of any unexpired term of the Lease. If any part of the Building is taken by any competent authority under the power of eminent domain or is acquired for any public or quasi-public uses or purpose, or if the configuration or grade of any street or alley or other improvement or structure adjacent to the Building is changed and such taking, or acquisition, or change of grade or configuration makes it necessary or desirable in Landlord's judgment to remodel the Building to conform to the taking, acquisition, or changed grade

                                       29
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or configuration, Landlord shall have the right to terminate this Lease after having given written notice of termination to Tenant not less than ninety (90) days prior to the date of termination designated in the notice. In either of said events, Rent at the then current rate shall be apportioned as of the date of the termination. If any portion of the Premises is so taken and the Lease is not terminated, then Base Rent and Tenant's Proportionate Share shall be equitably reduced to reflect the new rentable square footage of the Premises. No money or other consideration shall be payable by Landlord to Tenant for the right of termination and Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by the taking or the change of grade. However, nothing in this paragraph shall preclude Tenant from independently seeking an award from the authority for any damages or relocation benefits which Tenant is entitled to under governing law, provided that such separate award shall not reduce the award or judgment recoverable by Landlord.

ARTICLE 20 - DEFAULT AND REMEDIES

20.01 DEFAULT GENERALLY. Tenant shall be deemed in default under the terms of this Lease if any of the following events occur:

      A. Tenant shall have failed to pay an installment of Base Rent, Additional Rent or any other amount payable hereunder, and such failure shall be continuing for a period of more than five (5) days after written notice to Tenant that such amount was due;

      B. There shall be a default under any term, condition, covenant, or other obligation on the part of Tenant to be kept, observed or performed hereunder (other than a condition, covenant, agreement or other obligation to pay Base Rent, Additional Rent or any other amount of money) and such default shall be continuing for a period of more than fifteen (15) days after written notice to Tenant; provided, however, if such default may not be practicably cured by Tenant within such fifteen (15) day period, and provided further Tenant shall commence to cure the default within the fifteen (15) day period, the fact that the default is not cured within the fifteen (15) day period shall not constitute a breach of the Lease so long as Tenant diligently proceeds to cure the default and such default is cured within a reasonable period thereafter. Notwithstanding the fifteen
      (15) day period for cure noted above, if the default creates a hazardous situation or involves disturbance of the quiet enjoyment of other Building tenants, Tenant must cure the default immediately upon notice;

      C. If any policy of insurance upon the Building or any part thereof shall be canceled or threatened with cancellation by the insurer by reason of the use or occupation of the Premises by Tenant, or any assignee, sub-tenant or licensee of Tenant, or anyone permitted by Tenant to be upon the Premises, and Tenant after receipt of written notice from Landlord shall have failed to take such immediate steps with respect to such use or occupation as shall enable Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance;

      D. The Premises shall be vacated or abandoned, or remain unoccupied for fifteen (15) consecutive days or more while capable of being occupied, unless Tenant has provided Landlord prior written notice of its intent to vacate or abandon the Premises;

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

      E. The balance of the term of the Lease or any other interest of Tenant in this Lease or any of the goods and chattels of Tenant shall at any time be seized or levied in execution, attachment or other legal process; or

      F. Any of the following shall be done or suffered to be done: (i) Tenant shall make any assignment for the benefit of creditors; (ii) Tenant shall become the subject of commencement of an involuntary case under the federal bankruptcy law as now or hereafter constituted, or of a petition against Tenant seeking reorganization, arrangement, adjustment or composition of or in respect of Tenant under the federal bankruptcy law as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or seeking the appointment of a receiver, liquidator, or assignee, custodian, trustee, sequestrator (or similar official) of Tenant or any substantial part of its property, or seeking the winding-up or liquidation of its affairs and such involuntary case or petition is not dismissed within sixty (60) days after the filing thereof; (iii) Tenant shall commence a voluntary case or institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it, under the federal bankruptcy laws as now or hereafter constituted or any other applicable federal or state bankruptcy or insolvency or other similar law, or Tenant rejects this Lease pursuant to a bankruptcy filing, or consents to the appointment of or taking possession by a receiver or liquidator or assignee, trustee, custodian, sequestrator (or other similar official) of Tenant or of any substantial part of its property, or admits in writing its inability to pay its debts generally as they become due; (iv) Tenant, its stockholders or its governing Board of Directors, Managers, or Partners, or any committee thereof takes any action contemplating, in preparation for or in furtherance of any of the occurrences, steps or proceedings in items
      (ii) or (iii) above; (v) Tenant, if a corporation, shall take any steps or suffer any order to be made for its winding-up or termination of its corporate existence, not approved by Landlord.

20.02 LANDLORD'S REMEDIES. Landlord shall have the following rights and remedies, all of which are cumulative and not alternative and not to the exclusion of any other or additional rights and remedies in law or equity available to Landlord by statute or otherwise:

      A. to remedy or attempt to remedy any default of Tenant, and in doing so to make any payments due or alleged to be due by Tenant to third parties and to enter upon Premises to do any work or other things therein (without such entry being in any way deemed a repossession of the Premises or a termination of this Lease), and in such event all reasonable expenses of Landlord in remedying or attempting to remedy such default shall be payable by Tenant to Landlord on demand;

      B. to terminate this Lease forthwith by leaving upon the Premises or by affixing to an entrance door to the Premises or otherwise delivering to Tenant a notice terminating the Lease, in which event the term of the Lease and all right, title and interest of Tenant hereunder shall end on the date stated in the notice;

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

      C. to terminate the right of Tenant to possession of the Premises without terminating this Lease, whereupon the right of Tenant to possession of the Premises or any part thereof shall cease on the date stated in such notice;

      D. to enforce the provisions of this Lease and to enforce and protect the rights of Landlord hereunder by a suit or suits in equity and/or at law for the specific performance of any covenant or agreement contained herein, and for the enforcement of any other appropriate legal or equitable remedy, including without limitation (i) injunctive relief,
      (ii) recovery of all monies due or to become due from Tenant under any of the provisions of the Lease, and (iii) any other damages incurred by Landlord by reason of Tenant's default under this Lease.

20.03 DAMAGES

      A. If Landlord exercises any of the remedies provided for in subparagraph 20.02(B) or (C) above, Tenant shall surrender possession of and vacate the Premises and immediately deliver possession thereof to Landlord, and Landlord may re-enter and take complete and peaceful possession of the Premises.

      B. If Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease, such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay Rent hereunder for the full term of the Lease. Furthermore the present value (such present value to be computed on the basis of a per annum discount rate equal to seven percent (7%)) of the aggregate amount of Rent for the period from the date stated in the notice terminating possession to the date of the expiration of the term of the Lease absent such termination shall, at the option of Landlord, be immediately due and payable by Tenant to Landlord, together with any other monies due hereunder, and Landlord shall have the right to immediate recovery of all such amounts. In the alternative, Landlord shall have the right from time to time to recover from Tenant (without the need to commence new process), and Tenant shall remain liable for, all Rent not theretofore accelerated and paid pursuant to the foregoing sentence, as well as for any other sums thereafter accruing as they become due under this Lease during the period from the date of such notice of termination of possession to the date the term of the Lease would expire if not terminated early. In any such case, Landlord may, but shall be under no obligation to (except to the extent required by law), relet the Premises or any part thereof for the account of Tenant for such rent, for such time (which may be for a term extending beyond the term of the Lease) and upon such terms as Landlord in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting; provided, however, that any Rent received by reason of such reletting shall be applied as described below. Also, in any such case, Landlord may change the locks or other entry devices of the Premises and make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by Landlord necessary or desirable and Tenant shall upon written demand pay the cost thereof together with Landlord's expenses of reletting, including, without limitation, brokerage commissions payable to Landlord or Landlord's agent or to others. Landlord may collect

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      the rents from any such reletting and apply the same first to the payment of the expenses of reentry, redecoration, repair and alterations and the expenses of reletting and second to the payment of Rent, and any excess or residue shall operate only as an offsetting credit to reduce the amount of Rent due and owing or paid as a result of acceleration or as the same thereafter becomes due and payable hereunder; provided that the use of such offsetting credit to reduce the amount of Rent due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong to Landlord solely. No such reentry, repossession, repairs, alterations, additions, or reletting shall be construed as an eviction or ouster of Tenant or as an election on Landlord's part to terminate this Lease, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder unless a written notice of such intention is given to Tenant, and Landlord may, at any time and from time to time sue and recover judgment for any deficiencies from time to time remaining after the application from time to time of the proceeds of any such reletting.

      C. In the event of the termination of this Lease by Landlord as provided for by subparagraph 20.02(B) above, Landlord shall be entitled to recover from Tenant all damages and other sums which Landlord is entitled to recover under any provision of this Lease or at law or equity, including, but not limited to, all the fixed dollar amounts of Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Tenant, or for which Tenant is liable or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, which may be then owing and unpaid, and all costs and expenses, including without limitation court costs and reasonable attorneys' fees incurred by Landlord in the enforcement of its rights and remedies hereunder and, in addition, any damages provable by Landlord as a matter of law including, without limitation, an amount equal to the excess of the Rent provided to be paid for the remainder of the term of the Lease over the fair market rental value of the Premises (determined at the date of termination of this Lease) after deduction of all anticipated expenses of reletting.

      D. All amounts owed by Tenant to Landlord under this Lease shall be deemed additional rent and unless otherwise provided, and (other than the Base Rent and Additional Rent which shall be due as provided) shall be paid within ten (10) days from the date Landlord renders a statement of account therefor to Tenant. All such amounts (including Base Rent and Additional Rent) shall bear interest from the date due until the date paid at the annual rate of eighteen percent (18%) or at the then maximum legal rate of interest, if any, whichever is lower. Tenant shall pay all of Landlord's costs, charges and expenses, including without limitation, court costs and reasonable attorneys' fees, incurred in enforcing Tenant's obligations under this Lease or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned.

      E. If Tenant shall file for protection under the United States Bankruptcy Code now or hereafter in effect, or a trustee in bankruptcy shall be appointed for Tenant, Landlord and Tenant agree, to the extent permitted by law, to request that the debtor-in-possession or

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      trustee-in-bankruptcy, if one shall have been appointed, either assume or reject this Lease within sixty (60) days after such appointment.

20.04 NO REINSTATEMENT. No receipt of money by Landlord from Tenant after the expiration or termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises, shall reinstate, continue or extend the term of the Lease or affect any such notice, demand or suit unless expressly agreed to in writing by Landlord.

20.05 WAIVER. No waiver by Landlord of any default or breach of any covenant by Tenant hereunder shall be inferred from any omission by Landlord to take action on account of such default, and no express waiver shall affect any default other than the default specified in the waiver and then said waiver shall be operative only for the time and to the extent therein stated. The consent or approval of Landlord to any act of Tenant shall not be deemed to waive or render unnecessary Landlord's consent or approval to any subsequent similar acts. No waiver by Landlord of any provision under this Lease shall be effective unless in writing and signed by Landlord. Landlord's acceptance of full or partial payment of Rent during the continuance of any breach of this Lease shall not constitute a waiver of any such breach of this Lease. Efforts by Landlord to mitigate damages caused by Tenant's breach of this Lease shall not be construed as a waiver of Landlord's right to recover damages.

ARTICLE 21 - MISCELLANEOUS

21.01 NO OPTION. Submission of this instrument for examination does not constitute a reservation of or option for the Premises. The instrument does not become effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

21.02 BROKERS. Tenant and Landlord each hereby represents to the other that it has dealt directly with and only with the broker or brokers set forth in Paragraph 1.01 and that it does not know of another broker who negotiated this Lease or is entitled to any commission in connection herewith. Tenant and Landlord hereby agree to indemnify, defend (with counsel reasonably acceptable to the other) and hold the other harmless from and against all losses, damages, claims, liens, liabilities, costs and expense (including without limitation reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders for any commission or other compensation alleged to be due such broker or brokers or finders in connection with its participating in the negotiation of this Lease or in exhibiting the Premises on behalf of the indemnifying party.

21.03 ACCORD AND SATISFACTION. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

21.04 FINANCIAL STATEMENTS. In the event of a proposed sale or other transfer, financing or refinancing by Landlord of the Building, where the proposed lender or purchaser requests tenant financial statements, within ten (10) days after Landlord's request, Tenant shall deliver to Landlord

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the most current year-end financial statements of Tenant and any guarantor of this Lease, which statements shall have been reviewed or audited by an independent certified public accountant.

21.05 NOTICE. Except as otherwise herein provided, whenever by the terms of this Lease notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be deemed to have been properly served only if sent via certified mail return receipt requested, hand-delivery, or by overnight courier, to the appropriate address set forth in Paragraph 1.01, provided, however, that either Landlord or Tenant may change the location at which it receives notices, to another location within the United States of America, upon not less than ten (10) days notice. Communications delivered by hand or overnight courier shall be deemed to have been served on the date of receipt. Mailed communications shall be deemed to have been served at the time the same were posted plus three (3) business days. Notwithstanding the foregoing, notices served with respect to emergency matters may be communicated in person or by telephone.

21.06 EXHIBITS. Reference is made to the Exhibits listed in Paragraph 1.01, which Exhibits are attached hereto and incorporated herein by reference.

21.07 SURVIVAL. Tenant agrees that its obligations in any provision of this Lease intended to survive, shall survive the termination of this Lease.

21.08 TENANT'S AUTHORITY. If Tenant signs as a corporation or partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to enter into this Lease, and that each and every person signing on behalf of Tenant is authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

21.09 PERSONS BOUND. The agreements, covenants and conditions of this Lease shall be binding upon and inure to the benefit of the successors and assigns of each of the Parties, except that no assignment, encumbrance or subletting by Tenant, unless permitted by the provisions of this Lease, shall vest any right in the assignee, encumbrancer or subtenant under such assignment, encumbrance or subletting.

21.10 PARTIAL INVALIDITY. If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be declared invalid, unenforceable or in violation of a party's legal rights, then such term, covenant, condition or provision shall be deemed to be null and void and unenforceable. However, all other provisions of this Lease, or the application of such term or provision to persons or circumstances other than those to which are held invalid, unenforceable or violative of legal rights, shall not be affected thereby, and each and every other term, condition, covenant and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

21.11 CAPTIONS. The headings and captions used throughout this Lease are for convenience and reference only and shall in no way be held to explain, modify, amplify, or aid in the interpretation,

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

construction or meaning of any provisions in this Lease. In the event of any conflict, inconsistency, or disagreement, the most restrictive Article shall prevail. The words "Landlord" and "Tenant" wherever used in this Lease shall be construed to mean plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply to corporations, limited liability companies, partnerships, or individuals, men and women, shall in all cases be assumed as though in each case fully expressed.

21.12 APPLICABLE LAW. This Lease, its interpretation and enforcement shall be governed by the internal laws of the state in which the Premises are located, without resort to the choice or conflicts of law provisions of that or any other state.

21.13 RIGHTS CUMULATIVE. All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

21.14 RECORDATION OF LEASE. Neither Party may record this Lease or a memorandum thereof without the prior written consent of the other party.

21.15 ENTIRE AGREEMENT. This Lease contains the entire agreement between the Parties and no modification of this Lease shall be binding upon the Parties unless evidenced by an agreement in writing signed by Landlord and Tenant after the date hereof. If there be more than one party comprising Tenant, the provisions of this Lease shall be applicable to and binding upon all such tenants jointly and severally.

21.16 WAIVER OF JURY. Landlord and Tenant agree that, to the extent permitted by law, each shall and hereby does waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease.

ARTICLE 22 - OPTION TO RENEW

      A. Tenant shall have and is hereby granted one (1) option to renew the Lease with respect to all (but not less than all) of the Premises for five (5) years (the "Renewal Term") by notice in writing received by Landlord not less than nine (9) months prior to the expiration of the then current Term of the Lease, time being of the essence for the giving of such notice. All of the covenants, conditions and provisions of the Lease shall be applicable to the Renewal Term, except that the Annual and Monthly Base Rent shall be adjusted to the current "Market Rental Rate" for the Premises as of the date the Renewal Term is to commence with appropriate increases each year thereafter. Landlord shall advise Tenant of the new monthly rental rate for a Renewal Term within fifteen (15) days after a request therefore from Tenant; provided however that Tenant's failure to timely make such request shall not extend the date upon which Tenant must give notice of its exercise of the option to renew. Landlord's notification of the new rental may include an escalation to provide for a change in the fair market rental rate between the time of notification and commencement of the Renewal Term. In no event shall the Annual and Monthly Base Rent be subject to determination or modification by any person, entity, court or authority other than as expressly set forth herein, and in no event shall the Annual and Monthly Base Rent for the Renewal

Term be less than the monthly rental during the last year of the current term of the Lease. Tenant shall have fifteen (15) days from the receipt of Landlord's notice to either accept or dispute Landlord's determination of the Market Rental Rate. In the event that Tenant disputes Landlord's determination, Tenant shall so notify Landlord and advise Landlord of Tenant's determination of the Market Rental Rate for the Renewal Term. If, after engaging in good faith negotiations, Landlord and Tenant cannot agree upon the Market Rental Rate within thirty (30) days of Landlord's receipt of Tenant's original notice of its intent to exercise its Renewal Option, the "Dispute Resolution Mechanism" described in subparagraph D below shall apply.

      B. Tenant's exercise of the foregoing option to renew is subject to the conditions that (i) the Lease is in full force and effect, (ii) Tenant is not in default hereunder at the time of notification or at any time after notification and through commencement of the Renewal Term, (iii) neither the Premises nor any part thereof have been sublet (other than as permitted under the Lease without the need for Landlord's consent), (iv) Tenant has not assigned the Lease (other than as permitted under the Lease without the need for Landlord's consent),
(v) Tenant (or a sublessee or assignee permitted under the Lease without the need for Landlord's consent) occupies the Premises itself, and (vi) that both at the time of notification and commencement there has been no material adverse change in the financial condition of the Tenant since the date of the Lease, as reasonably determined by Landlord.

      C. For purposes of this Lease, "Market Rental Rate" shall mean the rental, as of the date for which such Market Rental Rate is being calculated, per annum per rentable square foot, for comparable space of comparable size, which Landlord is offering or prepared to offer in good faith at that time to third parties for a similar term for such other space in the Building or if no other comparable space is available in the Building, then for comparable space in other comparable buildings in the Schaumburg, Illinois office market, taking into account prevailing market conditions.

      D. The Dispute Resolution Mechanism shall be as follows: no later than fifteen (15) days after the end of the 30-day period, Landlord and Tenant shall jointly appoint as arbitrator a commercial real estate broker licensed in Illinois with a minimum of ten (10) years experience in the applicable market. If Landlord and Tenant cannot agree on an acceptable arbitrator, Landlord and Tenant shall each choose, within an additional fifteen (15) days thereafter, its own arbitrator who meets the qualifications described above. The arbitrators shall then jointly select, within an additional ten (10) days, an arbitrator to serve as the arbitrator hereunder. If either Landlord or Tenant fails to choose its own arbitrator within said fifteen (15) day period, then the arbitrator chosen by the other shall resolve the dispute. Within ten (10) days after appointment (whether mutually by the parties, by default of one party to choose an arbitrator, or by selection by the two arbitrators), Landlord and Tenant shall each submit to the arbitrator(s) in writing its good faith estimate of the Market Rental Rate for the Renewal Term. Within ten (10) days after receipt of the last of the determinations, the arbitrator(s) shall choose either Landlord's or Tenants' determination of Market Rental Rate. The cost of the arbitrator(s) shall be borne by the party whose determination of the Market Rental Rate was not selected by the arbitrator.

      E. Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the Premises as a condition to Tenant's obligations to pay Rent during the

Renewal Term unless otherwise agreed to by the parties at the time the amendment set forth below is executed. In the event that Tenant exercises the renewal option set forth herein, Tenant agrees to enter into an amendment to the Lease incorporating the Renewal Term and the Annual and Monthly Base Rent applicable thereto within thirty (30) days following the exercise of the renewal option, but in no event shall a delay in the full execution of such amendment nullify Tenant's exercise of the option to renew.

ARTICLE 23 - TEMPORARY SPACE

            Notwithstanding anything to the contrary contained in this Lease, during the period of _____, 2001 until the Commencement Date, Tenant will lease from Landlord on a temporary basis the 6,116 rentable square feet located in Suite 1200 of the Building (hereinafter referred to as the "Temporary Space"), which suite is currently subleased by Tenant. All of the terms and conditions of this Lease shall apply to the lease of the Temporary Space (as if Landlord and Tenant had entered into a separate lease of the Temporary Space), except that until such time as the Premises is Substantially Complete, Tenant shall pay Base Rent and Additional Rent for the Temporary Space at the rental rates for the Premises as set forth in Paragraph 1.01 above, except that (a) Tenant's right to use the Temporary Space shall expire on the Commencement Date of this Lease, and
(b) Tenant shall accept the Temporary Space in its current "AS IS" condition.

      IN WITNESS WHEREOF, the parties have signed this Lease as of the date and year hereinabove set forth.

TENANT:                               LANDLORD:
ebix.com, Inc                         Great Lakes REIT, L.P.
                                      By:  Great Lakes REIT, its general partner

By:                                   By:
    -------------------------             -------------------------
Name:                                 Name:
      -----------------------               -----------------------
Title:                                Title:
       ----------------------                ----------------------

ATTEST:                               ATTEST:

By:                                   By:
    -------------------------             -------------------------

                                   EXHIBIT A

                              PLAN OF THE PREMISES

[GREAT LAKES LOGO]

                                CENTENNIAL CENTER
                       190 East Golf Road, Schaumburg, IL
                                   TENTH FLOOR
                                REVISED 10/15/01


                         [WRITTEN DESCRIPTION TO COME]

                                    EXHIBIT B
                              RULES AND REGULATIONS

     1. The sidewalks, entrances, passages, courts, vestibules, stairways, freight elevator, corridors or halls or other parts of the Building not occupied by Tenant shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises. No smoking is permitted in the Building, except where specifically designated. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the all of the Building tenants, in such manner as Landlord deems best for the benefit of the tenants generally. Tenant shall not invite people to visit the Building or the Premises in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, stairways and other public portions or facilities of the Building.

     2. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

     3. No hand trucks except those equipped with rubber tires and side guards shall be used in any space, or in public halls of the Building, either by Tenant, its employees, subcontractors, agents or invitees.

     4. No bicycles, vehicles or animals, birds or pets (except certified guide dogs) of any kind shall be brought into or kept in or about the Building or the Premises, except that bicycles may be kept in bicycle racks located at the Building, if Landlord, at its sole discretion chooses to provide such bicycle racks for the tenants' use.

     5. Mats, trash or other objects shall not be placed in the public corridors.

     6. Without Landlord's prior consent and providing Landlord with keys or access codes and cards thereto, no additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Tenant shall not make or permit to be made any keys for any door to the Premises or the Building other than those provided by Landlord, and if more than two keys for one lock are desired by Tenant, Landlord may provide the same upon payment by Tenant. Tenant shall, upon the termination of this tenancy, provide Landlord with all access codes and keys, and return to Landlord all keys furnished to Tenant, and in the event of the loss of any keys, so furnished, Tenant shall pay to Landlord the cost thereof.

     7. Awnings, projections, curtains, blinds, shades, screens or other fixtures shall not be attached within the Premises or hung in the Premises without the prior written consent of Landlord. Such items must be of a quality, type, design and color, and attached in the manner approved by Landlord.

     8. Tenant shall not install antennae or aerial wires inside or outside the Premises or the Building without the prior written consent of Landlord. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed or annoyed.

     9. If Tenant desires telegraphic, telephonic, burglar alarm or signal service, Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The locations of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. Tenant shall not construct, maintain, use or operate within the Premises or elsewhere within or on the outside of the Building, any electrical device or apparatus in connection with any sound system.

     10. Without Landlord's prior consent, Tenant shall not install or operate any machinery, refrigerating or heating device or air conditioning apparatus in or about the Premises or carry on any mechanical business therein. Tenant shall not install in the Premises any equipment which uses a substantial amount of electricity without the prior written consent of Landlord. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants in the Building and shall not use more than the safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

     11. Tenant shall not waste water by tying, wedging or otherwise fastening open any faucet. The toilet rooms, urinals, wash bowls and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish rags, or other substances shall be thrown therein. The cost of all damages resulting from any misuse of the fixtures shall be borne by Tenant if its servants, employees, agents, visitors or licensees, shall have caused the same.

     12. Any person employed or retained by Tenant to do janitorial work within the Premises must obtain Landlord's consent and such person shall, when in the Building and outside of said Premises, comply with all instructions issued by Landlord.

     13. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or odors or disturb or interfere with other occupants of the Building or neighboring Buildings whether by the use of any musical instrument, radio, talking machine or in any other way.

     14. No sign, logo, artwork, advertisement or notice shall be inscribed, painted, affixed or displayed on any part of the outside or the inside of the Building except on the directories and the doors of offices, and then only in such place, number, size, color and style as is approved by Landlord. Tenant shall not place anything or allow anything to be placed in the Premises or on any glassline, window, door, partition, or wall in the Premises or the Building which may be viewed from any Common Area in the Building or from outside of the Building, and which, in Landlord's judgment appears offensive or unsightly. If any such sign, advertisement, notice or other item is placed on or exhibited without Landlord's approval, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord by said removal. Any such permitted use, including directories and name plates, shall be at the sole expense and cost of Tenant.

     15. Tenant shall not use the name of the Building for any purpose other than as the business address of Tenant and shall not use any pictures or likeness of the Building in any circulars, notices, advertisements or correspondence without Landlord's prior written consent.

     16. Tenant shall be responsible for all persons for whom he authorizes entry into or exit out of the Building, and shall be liable to Landlord for all acts of such persons. Tenant shall not circumvent and shall not permit any licensee or invitee of Tenant to circumvent any security system of the Building. Landlord may establish controls for the purpose of regulating all property and packages, both personal and otherwise, to be moved into and out of the Building and Premises and all persons using the Building. In case of invasion, mob, riot, public excitement or other commotion, in order to protect the safety of the Building, its tenants, and property in the Building, Landlord reserves the right to restrict access to the Building during the continuance of the same by closing the doors or otherwise. During such an event Landlord will take reasonable steps to allow Building tenants and their employees and invitees into the Building. Landlord reserves the right to exclude, or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building. In the event Landlord limits access to the Building during a special disturbance, or excludes or expels an individual under this paragraph, Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. No deliveries shall be made to the Building or Premises except through areas designated by Landlord for such purpose.

     17. Tenant and Tenant's employees, guests, invitees, and agents shall park their cars only in those portions of the parking area located at the Building as may be designated for that purpose from time to time by Landlord.

     18. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without Landlord's prior consent. The Premises shall not be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate the Premises or the Building.

     19. The requests of Tenant will be attended to only upon application at the office of Landlord. Employees or agents of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord.

     20. The normal business hours of the Building will be 8:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. Saturdays, excluding holidays. Heat and cooling will be provided during those times only. During all other times, heating and air conditioning levels will be reduced.

     21. Tenant shall comply with all rules and regulations established by Landlord regarding the disposition of all trash and waste materials in and about the Premises including "Special Medical Wastes" described in any local, state, or federal statutes, and will indemnify and hold harmless Landlord for any claim of damages brought by any party as a result of Tenant's failure to follow such regulations.

     22. Tenant shall permit window cleaners to clean the windows of the Premises during normal business hours.

     23. Landlord may, upon request by any tenant, waive the compliance by such tenant of any of the foregoing rules and regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent, (ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to be Landlord, and (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the foregoing rules and regulations unless such other tenant has received a similar waiver in writing from Landlord. Landlord shall not be liable to Tenant for violation of such rules and regulations by, or for Landlord's failure to enforce the same against, any other tenant, its subtenants and occupants and its and their agents, employees, invitees or licensees, nor shall any such violation or failure constitute or be treated as contributing to an eviction, actual or constructive, or affect Tenant's covenants and obligations hereunder, or allow Tenant to reduce, abate or offset the payment of any Rent or other sum under this Lease.

     24. Violation of these rules and regulations, or any amendments thereto, shall be a default of Tenant under the terms of the Lease and shall be sufficient cause for termination of this Lease at the option of Landlord or the exercise of any other right or remedy, in accordance with the terms of
Article 20 thereof.

                                    EXHIBIT C

               CONSTRUCTION RIDER (LANDLORD RESPONSIBLE FOR WORK)

1.   LANDLORD'S WORK.

     A.   Landlord shall perform the following work in the Premises
("Landlord's Work"): (i) paint all existing painted walls in the Premises using Tenant's choice of Building standard paint and colors; and (ii) remove the existing carpeting and install new carpet and vinyl base in the entire Premises, using Tenant's choice of Building standard carpet and colors. Other than as provided in this Construction Rider, Landlord has no obligation to improve, alter or remodel the Premises. Unless otherwise provided herein, all such installations shall remain the property of Landlord.

     B. Landlord shall pay the cost of Landlord's Work. Landlord's Work shall be completed in a good and workmanlike manner in accordance with applicable laws. Landlord's Work shall be performed during normal business hours.

     C. Landlord shall make a good faith effort to substantially complete the Landlord's Work not later than the Target Commencement Date set forth in Paragraph 1.01 of the Lease; provided, however, that the Commencement Date shall be extended for a period equal to the period of any delay encountered by Landlord because of Force Majeure (as defined in the Lease), which shall include, in addition to other named events, vacation of the Premises by existing tenants, and Tenant Delays.

2. TENANT'S WORK. Tenant, at its sole cost and expense, shall perform all work (other than Landlord's Work) as required to put the Premises in a condition to permit the conduct of Tenant's business therein and in accordance with the requirements of this Lease. Landlord shall provide Tenant with access to the Premises as soon as the existing tenant vacates (without obligation for the payment of Rent until the Commencement Date) for the purpose of permitting Tenant and/or its contractors to commence installation of Tenant's cabling and wiring in the Premises. Such improvements shall be performed in accordance with the terms of this Lease.

3. COMMENCEMENT DATE. Notwithstanding anything to the contrary stated in this Lease, the obligations of the Tenant to pay Rent to Landlord as otherwise provided in this Lease shall not begin or commence until the "Commencement Date" which for purposes of this Lease shall be the earlier of dates noted below:

     A. The date when Landlord's Work is substantially completed, notwithstanding Tenant Delays or a requirement to complete minor corrective work.

     B.   The date on which the Landlord's Work would have been
substantially completed but for Tenant Delays. For this purpose "Tenant Delays" shall include, but not be limited to delays caused in whole or in part by:
(i) Tenant's delay in approving materials (e.g. carpet or paint), giving authorizations; or (ii) delay in the completion of Tenant's Work; or (iii) any other delay and/or default on the part of Tenant.

     C. The date on which Tenant takes occupancy of the Premises, other than as provided in Paragraph 2 above.

     Notwithstanding anything to the contrary contained in this Lease, if the installation and operation of the Tenant's telecommunication system is not complete and operable by the Commencement Date, then the Commencement Date shall be extended to such date of completion and operation, but in no event later than January 15, 2002.

4. MISCELLANEOUS. This Construction Rider is expressly made a part of the Lease and is subject to each and every term and condition thereof, including, without limitation, the limitations on liability set forth therein.

                                      C-2